UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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AEROVIRONMENT, INC.
(Name of Registrant as Specified in Its Charter)

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Notice of 2014 Annual Meeting

of Stockholders

and Proxy Statement

Friday, October 17, 2014
at 10:00 a.m., local time
 Courtyard by Marriott in Monrovia
Grand Ballroom
700 West Huntington Drive
Monrovia, CA 91016

Q&A FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

"Throughout the year, we
meet with our stockholders
and discuss a variety of
topics. Frequently received
questions and comments
are addressed below."

Why is the value of your cash and investments so high?

  Holding a significant amount of cash and liquid investments helps us in important ways. First, across our business we typically compete against very large competitors with deep pockets for strategic and large contracts. Our cash and liquid investments demonstrate staying power and capability to our potential customers, balancing the perceived risk of doing business with a smaller innovative company like AeroVironment. Second, our long-term growth strategy is to secure market adoption in a number of our strategic growth initiatives. Securing market adoption and positioning us for market leadership depends on our ability to invest decisively and quickly when the opportunity arises. Preserving our cash and liquid investments for this type of deployment positions us for the greatest return on investment for our stockholders.

Why is timing of market adoption so hard to predict?

  Predicting market adoption involves predicting the future, which is far from an exact science. Our more than 40 years of innovation has taught us that the timing and rate of market adoption can be influenced by factors beyond our control, such as government regulations and economic conditions, in addition to the core customer perception of increased risk of adopting and funding a totally different solution. As a result, we attempt to manage our investments carefully and strive to avoid investing too early and stranding assets or investing too late and missing the opportunity.

Why are you increasing your investment levels this year?

  We manage our core business areas to secure the leading market share and growth in our current business, and concurrently cultivate growth opportunities to create new markets. Our plan to increase investments this fiscal year aims to position three of our growth opportunities for adoption and growth. These three opportunities are Switchblade tactical missile systems, commercial unmanned aircraft systems or UAS and Global Observer, a high altitude, long endurance unmanned aircraft system. We manage these investments carefully based on market data.

Are you transitioning away from being a defense contractor to a more commercial business?

  We view ourselves as a technology solutions provider whose largest market is currently the global defense industry. We continue to see growth opportunities among allied military forces and within the U.S. Department of Defense, and with FAA airspace regulations expected to change next year, we anticipate a growing opportunity for our small UAS solutions in domestic and international commercial markets. Our Efficient Energy Systems or EES business remains focused primarily on commercial markets. The common thread in our two business segments is the development of innovative technology-based solutions that help customers succeed.

You serve as both Chairman and Chief Executive Officer of the Company. What steps are taken to ensure independent oversight at the board level?

  Our board of directors leadership structure provides independent oversight. A combined Chairman of the Board and Chief Executive Officer is only one element of our leadership structure. It also includes a Lead Independent Director, and active and strong non-employee directors and board committees led by independent directors. This structure has been effective and the board regularly reviews this and other governance issues and believes it currently serves the business and stockholders well. The board has the discretion to change this leadership structure if doing so will better serve stockholders.

AEROVIRONMENT, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders,

We are pleased to invite you to join to the board of directors and executive team of AeroVironment, Inc. (the "company") at our 2014 annual meeting of stockholders. Important information relating to the annual meeting is detailed below:

TIME:	10:00 a.m. Pacific Time on Friday, October 17, 2014.
PLACE:	Courtyard by Marriott in Monrovia Grand Ballroom 700 West Huntington Drive Monrovia, CA 91016
Unanimous Recommendations of Board of Directors
ITEMS OF BUSINESS:	(1)	Elect Joseph F. Alibrandi and Stephen F. Page, each to serve as a Class II director for a three-year term;	FOR
	(2)	Approve by advisory vote the compensation of our Named Executive Officers;	FOR
	(3)	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015;	FOR
	(4)	Vote on an advisory stockholder proposal seeking the declassification of the board of directors; and	AGAINST
	(5)	Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
RECORD DATE:	You can vote if you were a stockholder of the company at the close of business on August 25, 2014.
MEETING ADMISSION:
Registered Stockholders. If you are a registered stockholder (i.e., your shares are NOT held in an account at a brokerage firm, bank, dealer or other similar organization), you or your legal representatives attending the meeting must bring an acceptable form of identification to the meeting, such as a driver's license. Legal representatives must also bring copies of any proxy or power of attorney evidencing the legal representative's right to represent the stockholder at the meeting.

Beneficial Stockholders. If you are a beneficial stockholder (i.e., your shares are held by a brokerage firm, bank, dealer or similar organization (often referred to as "holding in street name")) you should come to the beneficial stockholders table prior to the meeting. In order to be admitted, beneficial stockholders must bring account statements or letters from their brokers or banks showing that they owned AeroVironment stock as of August 25, 2014. In order to vote at the meeting, beneficial stockholders must bring legal proxies, which they can obtain only from their brokers or banks.
VOTING BY PROXY:
Registered Stockholders. To assure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Instructions for voting by mail are on your proxy card. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted will be superseded by the vote that you cast at the annual meeting.

You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or internet method of voting described in your proxy card, so that if you are unable to attend the meeting your shares can be voted.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Brokers are not permitted to vote your shares at the annual meeting with respect to the election of directors, the advisory vote to approve the compensation of our Named Executive Officers or the advisory vote on the stockholder proposal to declassify the board, without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instructions provided by your broker.

This proxy statement is issued in connection with the solicitation of a proxy on the enclosed form by the board of directors of AeroVironment, Inc. for use at our 2014 annual meeting of stockholders. We will begin distributing this proxy statement, a form of proxy and our 2014 annual report on or about September 10, 2014.
Thank you for your support.

Timothy E. Conver Chairman and Chief Executive Officer
Monrovia, California August 28, 2014

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON OCTOBER 17, 2014

This notice, the accompanying proxy statement, and our 2014 annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2014, are available on our website at http://investor.avinc.com.

   PROXY SUMMARY

PROXY SUMMARY

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the board of directors of AeroVironment, Inc. for our 2014 annual meeting of stockholders to be held on Friday, October 17, 2014, and any adjournments or postponements thereof, for the purposes set forth in the attached notice of annual meeting of stockholders. Our principal executive offices are located at 181 W. Huntington Dr., Suite 202, Monrovia, California 91016. Enclosed with this proxy statement is a copy of our 2014 annual report, which includes our Form 10-K (without exhibits) for the fiscal year ended April 30, 2014. However, the 2014 annual report is not intended to be a part of this proxy statement or a solicitation of proxies.

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the company's 2014 performance, please review our annual report on Form 10-K for the fiscal year ended April 30, 2014. This proxy statement and the accompanying proxy card are first being distributed to stockholders on or about September 10, 2014.

VOTING AND MEETING INFORMATION

It is important that you vote in order to impact the future of the company. Please carefully review the proxy materials for the 2014 annual meeting of stockholders, which will be held on Friday, October 17, 2014, at 10:00 a.m. local time, at the Grand Ballroom of the Courtyard by Marriott in Monrovia, 700 West Huntington Drive, Monrovia, CA 91016, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the 2014 annual meeting of stockholders if you were a stockholder of record at the close of business on August 25, 2014, the record date of the meeting. On the record date, there were 23,356,556 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The holders of our common stock are entitled to one vote per share on any proposal presented at the annual meeting. We have no other voting securities outstanding.

Voting in Advance of the Meeting

Even if you plan to attend the 2014 annual meeting of stockholders in person, please vote right away using one of the following advance voting methods (see page 62 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

   PROXY SUMMARY

Attending and Voting at the Annual Meeting

All stockholders of record may vote in person at the 2014 annual meeting of stockholders. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described on page 64.

Important Note about Meeting Admission Requirements: If you plan to attend the meeting in person, you should review the important details on admission requirements on page 63.

Electronic Document Delivery

Instead of receiving future copies of our notice of annual meeting, proxy statement and the annual report on Form 10-K by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive our proxy materials online will save us the cost of producing and mailing documents and also will give you an electronic link to the proxy voting site.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the 2014 annual meeting of stockholders:

Our Board's Recommendation

Item 1. Election of Directors (page 8)

The board believes that the combination of qualifications, skills and experiences of the director nominees would contribute to an effective and well-functioning board. The director nominees possess the necessary qualifications to assist the board in providing effective oversight of the business and strategic advice and counsel to the company's management.

FOR each Director Nominee

Item 2. Advisory Vote to Approve Executive Compensation (page 33)

The company has designed its compensation programs to align employee rewards with the creation of long-term stockholder value. The company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers as described in the Compensation Discussion and Analysis section beginning on page 34) and the Compensation Tables section beginning on page 49). The board values stockholder opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

FOR

Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm (page 56)

The Audit Committee has appointed Ernst & Young LLP to serve as Independent Auditors for the fiscal year ending April 30, 2015. The Audit Committee and the board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of the independent registered public accounting firm.

FOR

Item 4. Stockholder Proposal Seeking the Declassification of the Board of Directors (page 58)

The Nominating and Corporate Governance Committee believes that a classified board structure continues to be in the best interests of the company and our stockholders. The company seeks a non-binding advisory vote from its stockholders on the stockholder proposal to declassify the board as described in the Stockholder Proposal section beginning on page 58. Although the board recommends AGAINST this vote, it values stockholder opinions and will take into account the outcome of the advisory vote.

AGAINST

   PROXY SUMMARY

QUESTIONS AND ANSWERS (PAGE 62)

Please see the Questions and Answers section beginning on page 62 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals for the 2015 annual meeting of stockholders. Additional questions may be directed to Investor Relations at 626 357-9983 X4245 or investorrelations@avinc.com.

GOVERNANCE – BOARD OF DIRECTORS AND COMMITTEES (PAGE 19)

The company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the company. Highlights of our governance practices include:

•

High proportion of independent directors (5 of 7)

•

Director resignations required from directors elected by less than a majority of votes cast

•

Lead Independent Director

•

Independent Audit, Compensation and Nominating and Corporate Governance Committees

•

Regular executive sessions of independent directors

•

Regular board and committee self-evaluations

•

Active stockholder engagement

•

Anti-hedging and anti-short sale policies

•

Executive compensation driven by pay-for-performance philosophy

•

Share ownership guidelines and share retention policy for executives and directors

•

Compensation recovery policy for executives

   PROXY SUMMARY

DIRECTOR NOMINEES AND OTHER DIRECTORS (PAGES 12-18)

Name	Age	Director Since	Primary Experience	Committee Membership	# of Other Public Company Boards

Director Nominees

Joseph F. Alibrandi*[1]	85	1999	Former Chairman of the Board and Chief Executive Officer of Whittaker Corp. and former director of public companies	A, NCG	0

Stephen F. Page*[2]	74	2013	Former Chief Financial Officer of United Technologies Corporation and Chief Executive Officer of its Otis Elevator division and former director of public companies	L, A, NCG	0

Other Directors

Charles Thomas Burbage*	66	2013	Former Executive Vice President and General Manager, Joint Strike Fighter Program of Lockheed Martin	C, NCG	0

Timothy E. Conver	70	1988	Chairman of the Board and Chief Executive Officer of the company	E	0

Arnold L. Fishman*	69	1998	Founder and Chairman of the Board of Lieberman Research Worldwide	C, E	0

Charles Holland	68	2004	Retired Air Force General and defense industry consultant		0

Edward R. Muller*	62	2013	Vice Chairman of the Board of NRG Energy, Inc., former Chairman and Chief Executive Officer of GenOn Energy Inc. and current and former director of public companies	A, C	2

* = Independent Director

L = Lead Independent Director

A = Audit Committee

C = Compensation Committee

E = Executive Committee

NCG = Nominating and Corporate Governance Committee

1.
If re-elected, Mr. Alibrandi will serve on the Audit Committee and the Nominating and Corporate Governance Committee.

2.
If re-elected, Mr. Page will serve on the Audit Committee and the Nominating and Corporate Governance Committee and is expected to continue serving as the Lead Independent Director.

   PROXY SUMMARY

FY2014 COMPENSATION (PAGE 34)

Set forth below is the compensation of each Named Executive Officer as determined under the rules of the Securities and Exchange Commission, or the SEC, for the fiscal year ended April 30, 2014. The complete Summary Compensation Table containing the compensation of our Named Executive Officers for fiscal years 2012, 2013 and 2014, including footnotes with important disclosures and detail, appears on page 49. This summary table is not complete and you should read the Summary Compensation Table and the Executive Compensation and Other Information section in its entirey for complete information on the compensation paid to our Named Executive Officers.

Name and Principal Positions	Year	Salary ($)	Bonus ($)		Non-Equity Incentive Plan Compensation ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Timothy E. Conver	2014	510,016	—		306,204	690,900	453,764	24,450	1,985,334
President, Chairman and Chief Executive Officer
Jikun Kim	2014	290,779	—		134,490	—	—	15,364	440,633
Senior Vice President and Chief Financial Officer
Roy Minson	2014	285,002	—		154,003	—	—	15,273	454,278
Senior Vice President and General Manager, Unmanned Aircraft Systems
Wahid Nawabi	2014	280,390	264,968	[1]	129,686	—	—	51,363	726,407
Senior Vice President and General Manager, Efficient Energy Systems
Tom Herring[2]	2014	300,019	—		—	—	—	236,271	536,290
Former Senior Vice President and Chief Operating Officer
1
In February 2013, we entered into an agreement with Mr. Nawabi pursuant to which we agreed to provide him with up to $300,000 in relocation benefits. The amount in this column represents the remaining portion of the relocation benefit earned by Mr. Nawabi during fiscal year 2014 after reimbursement for relocation costs incurred during fiscal year 2014 (which amounts are reflected in the "All Other Compensation" column), which amount was paid to Mr. Nawabi in August 2014.

2
Mr. Herring's employment with the Company terminated on April 30, 2014.

   ITEM 1 ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

ITEM 1—
ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

Our board of directors consists of seven members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our board of directors may fill existing vacancies on the board of directors by appointment.

The term of office of the Class II directors will expire at the annual meeting. At the recommendation of the Nominating and Corporate Governance Committee, our board of directors proposes the election of Joseph F. Alibrandi and Stephen F. Page. Both nominees currently serve as Class II directors. Mr. Alibrandi was elected by stockholders at the 2011 annual meeting of stockholders. Mr. Page was appointed to the board of directors in April 2013.

Joseph A. Alibrandi

Stephen F. Page

Mr. Alibrandi and Mr. Page have indicated their willingness to serve if elected. If Mr. Alibrandi or Mr. Page becomes unable to serve or for good cause will not serve, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the board may recommend, unless the board reduces the number of directors. There are currently two Class III directors, whose terms expire at the annual meeting of stockholders in 2015, and three Class I directors, whose terms expire at the annual meeting of stockholders in 2016.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If voting instructions are received, the proxy holders will vote the proxy cards received by them in accordance with the instructions received. In no event may the proxy holders vote for the election of more than two nominees. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees, our other directors and our executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE THE PROXY CARD "FOR" THE ELECTION OF THE TWO BOARD NOMINEES LISTED ABOVE.

Withholdings will be counted as present for the purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Election Process and Voting Standard

There are no limits on the number of terms a director may serve because term limits may cause the loss of experience and expertise important to the optimal operation of our board of directors. However, to ensure that the board remains composed of high-functioning members able to keep their commitments to board service, the Nominating and Corporate Governance Committee evaluates the qualifications and considers the performance of each incumbent director before recommending the nomination of that director for an additional term. Our Corporate Governance Guidelines provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected, each director must receive a majority of the votes cast with respect to that director. If a director is not elected by a majority of votes cast,

   ITEM 1 ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

he or she has agreed to submit a letter of resignation to the board of directors. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and rationale within 100 days of the certification of the election results. The director who tenders the resignation will not participate in the decisions of the Nominating and Corporate

Governance Committee or the board that concern the resignation.

In addition, pursuant to our Corporate Governance Guidelines, a director whose job responsibilities change may be asked to submit a letter of resignation to the board. The board may request such a resignation letter if continuing service on the board by the individual is not consistent with the criteria deemed necessary for continuing service on the board.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the board a slate of nominees for the class of directors to be elected at each annual meeting of stockholders. Nominees may be suggested by directors, members of management or stockholders.

Stockholders who would like to have their recommendations for nominees for directors be considered by the Nominating and Corporate

Governance Committee should submit their recommendations in writing by mail to the Nominating and Corporate Governance Committee in care of the Office of the Corporate Secretary, AeroVironment, Inc., 181 W. Huntington Drive, Suite 202, Monrovia, California 91016 or by email to corporatesecretary@avinc.com. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration as other nominees.

   DIRECTOR QUALIFICATIONS

 DIRECTOR QUALIFICATIONS

Directors are responsible for overseeing the company's business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The board believes that there are general requirements that are applicable to all directors and others skills and experience that only need to be represented on the board as a whole, but not necessarily possessed by each director. The board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the board's overall composition and the company's current and future needs.

Qualifications Required of All Directors

In its assessment of each potential director nominee, the Nominating and Corporate Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of the company's business or related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the board. The Nominating and Corporate Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill the responsibilities of a director to the company. The board and the Nominating and Corporate Governance Committee require that each director be a recognized person of high integrity, ethics and values, have a proven record of success and demonstrate respect for corporate governance requirements and practices. Each director must also demonstrate innovative thinking and an entrepreneurial spirit; these qualities are essential to the board's ability to maintain the company's culture of innovation. In addition, the board conducts interviews of potential director candidates to assess intangible qualities, including the individual's ability to ask difficult questions while maintaining collegiality.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of the company's current needs and the business priorities. The following bullets summarize important qualifications, attributes, skills and experience that the board believes should be represented on the board:

•

experience as chief executive officer, president or executive management of a public or large private company;

•

extensive knowledge of the company's business;

•

aerospace and defense industry expertise;

•

alternative energy, automotive or other relevant industry expertise;

•

global and international experience;

•

strategic development experience, including mergers, acquisitions and other strategic transactions;

•

diversity of expertise and experience, including substantive matters pertaining to our business; and

•

high level of financial literacy and experience.

   2014 NOMINEES FOR CLASS II DIRECTORS

 2014 NOMINEES FOR CLASS II DIRECTORS

The board and the Nominating and Corporate Governance Committee believe that the combination of the various qualifications, skills and experience of the director nominees would contribute to an effective and well-functioning board. They also believe that the combination of the various qualifications, skills and experiences of the director nominees individually, and when combined with the other directors, will create a board possessing the necessary qualifications to provide effective oversight of the business and strategic advice and counsel to the company's management.

Included in the biographies of the director nominees and the other directors below is an assessment of the specific qualifications, attributes, skills and experiences that such director nominees and the other members of the board provide to the board of directors and the company.

   2014 NOMINEES FOR CLASS II DIRECTORS

Director Nominees

Joseph F. Alibrandi
Director since:	1999
Age:	85
Board Committees:	Chair of Audit Committee and member of Nominating and Corporate Governance Committee
Summary of Experience	Mr. Alibrandi has served as a member of our board of directors since 1999. Previously Mr. Alibrandi served for roughly 20 years as the Chief Executive Officer of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. Mr. Alibrandi served as a director of BancAmerica Corporation, Burlington Northern Santa Fe Corp., Jacobs Engineering Group Inc., Catellus Development Corp., as Chairman of the Federal Reserve Bank of San Francisco, the International Policy Committee of the U.S. Chamber of Commerce, the California Business Roundtable's Task Force on Education and as Co-Chairman of President Reagan's Grace Commission. Mr. Alibrandi received a B.S. in mechanical engineering from Massachusetts Institute of Technology.
Specific Qualifications, Attributes, Skills and Experience:
Chief Executive Officer and Executive Experience
Mr. Alibrandi brings to our board his experience as Chief Executive Officer of Whittaker Corporation, a corporation with similar business characteristics to the company.
Extensive Knowledge of the Company's Business
From his 15 year tenure on the board, Mr. Alibrandi has an extensive knowledge and understanding of our business, which provides a valuable perspective to the board of directors.
Extensive Defense Industry Experience
Mr. Alibrandi has extensive knowledge and experience in the defense industry from having served for approximately 20 years as Chief Executive Officer of a company with a substantial defense business. His understanding of the very complex business and regulatory requirements applicable to the company's defense business is valuable to the company.
Public Company Board Experience
Having previously served as a director of numerous public company boards in a wide range of industries, Mr. Alibrandi brings strong corporate governance and board leadership experience to the company.
Financial Expertise
From his experience as Chairman of the Federal Reserve Bank, as Chief Executive Officer of a public company and as a member of the Audit Committee of other public companies, Mr. Alibrandi brings a wealth of financial and accounting knowledge and experience to our board of directors and the Audit Committee.
Stephen F. Page
Director since:	2013
Age:	74
Board Committees and Leadership:	Lead Independent Director, member of Audit Committee and Chair of Nominating and Corporate Governance Committee
Summary of Experience	Mr. Page has served as member of our board of directors since 2013. Mr. Page has served on the board of directors and audit committees of Lowe's Companies, Inc., a home improvement retailer, from 2003 to 2012, PACCAR, Inc., one of the largest manufacturers of medium and heavy duty trucks in the world, from 2004 to 2012, and Liberty Mutual Holding Company Inc., one of the largest property and casualty insurance companies in the U.S., where he was lead director. Before retiring in 2004, Mr. Page served in many leadership roles at United Technologies Corporation, a provider of high-technology products and services to the global aerospace and building systems industries, including director, Vice Chairman and Chief Financial Officer, and President and Chief Executive Officer of Otis Elevator, an $8 billion division of United Technologies. Mr. Page holds a B.S. in business administration from Loyola Marymount University and J.D. from Loyola Law School.

   2014 NOMINEES FOR CLASS II DIRECTORS

Specific Qualifications, Attributes, Skills and Experience:
Chief Executive Officer and Executive Experience
Mr. Page has extensive executive leadership experience at large public companies. He served as Chief Financial Officer of United Technologies, a global provider of high-technology products and support services in the aerospace and building industries with current revenues of over $60 billion, and he also served as Chief Executive Officer of Otis Elevator, an $8 billion revenue operating unit of United Technologies, as Chief Financial Officer of Black & Decker Corporation, a manufacturer of power tools, and as General Counsel of the McCullough Corporation subsidiary of Black & Decker.
Extensive Global or International Business Experience
Mr. Page gained extensive experience leading international businesses in his executive leadership roles at United Technologies, and as a director of PACCAR. This international business experience is extremely valuable to us as international business becomes an increasingly important component of our business.
Defense and Related Industry Experience
In his leadership roles at United Technologies, Mr. Page brings highly relevant experience to our military focused unmanned aircraft systems business. As a director of PACCAR, one of the world's largest manufacturers of medium and heavy-duty trucks, Mr. Page gained experience relevant to our electric vehicle products.
Public Company Board Experience
Mr. Page's service as Vice Chairman of United Technologies and as the Lead Independent Director at Liberty Mutual and his experience as a director of United Technologies, PACCAR and Lowe's provides us with valuable corporate governance and board leadership experience.
Financial Expertise
Having served as Chief Financial Officer of two major public companies and as Audit Committee Chair of Lowe's, PACCAR and Liberty Mutual, Mr. Page brings a wealth of financial, capital allocation and audit committee experience to the company and the board.

   2014 NOMINEES FOR CLASS II DIRECTORS

Continuing Directors

Charles Thomas Burbage
Director since:	2013
Age:	66
Board Committees and Leadership:	Member of Compensation Committee and Nominating and Corporate Governance Committee
Summary of Experience	Mr. Burbage has served as a member of our board of directors since 2013. Mr. Burbage retired from Lockheed Martin Aeronautics Company in April 2013, after a 33-year career during which he served most recently as Executive Vice President and General Manager, Joint Strike Fighter Program from 2000 to 2013. Mr. Burbage also served on active duty in the U.S. Navy as a Naval aviator and recorded more than 3,000 flight hours in 38 types of military aircraft before retiring as a Captain in the U.S. Naval Reserve in 1994. Mr. Burbage received a B.S. in aerospace engineering from the U.S. Naval Academy and holds an M.S. in aeronautical systems from the University of West Florida and an M.B.A. from the University of California, Los Angeles.
Specific Qualifications, Attributes, Skills and Experience:
Chief Executive Officer or Executive Experience
Mr. Burbage was the Lockheed Martin executive responsible for the F-35 Joint Strike Fighter program from its inception to adoption. He brings to the board the experience of managing a complex global program involving U.S. military and international customers and global industrial partners.
Extensive Global or International Business Experience
Mr. Burbage's leadership of the F-35 Joint Strike Fighter program involved international business development activities on a global basis. The F-35 was sold to more than 10 countries and involved a global manufacturing capability. This experience is particularly relevant to us as we pursue larger and more complex international business opportunities.
Defense Industry Related Experience
In addition to decades of experience as an executive of Lockheed Martin, Mr. Burbage previously served as a Naval aviator and test pilot. He received numerous industry awards, including the U.S. Naval Academy/Harvard Business Review Award for Ethical Leadership. His defense industry and Naval officer experience provides important insights to the board on our largest business and customer set.
Science, Technology and Innovation Experience
Mr. Burbage has an extensive engineering background. He has a B.S. in aeronautical engineering from the U.S. Naval Academy and an M.S. in aeronautical systems from the University of West Florida. He applied this technical and engineering knowledge as a Naval aviator and in his management roles at Lockheed Martin. This background and experience is critically important to the board because of the innovative nature and technical complexity of our products.
Timothy E. Conver
Director since:	1988
Age:	70
Board Committees and Leadership:	Member of Executive Committee
Summary of Experience	Mr. Conver has served as our President since November 1990 and as our Chief Executive Officer since 1992. Prior to joining AeroVironment, Mr. Conver served as President of Whittaker Electronic Resources, a supplier of engineered products for military electronics and industrial instrumentation, for 10 years. Mr. Conver is a graduate of the University of Montana and received his M.B.A. from the University of California, Los Angeles.
Specific Qualifications, Attributes, Skills and Experience:
Chief Executive Officer and Executive Experience
Mr. Conver has extensive executive leadership experience, having served as the Chief Executive Officer of the company for over 20 years and as President of Whittaker Electronic Resources for 10 years.
Extensive Knowledge of the Company's Business
His knowledge of all aspects of our business and history and his extensive experience managing companies providing high-technology solutions to military industrial customers, combined with his drive for practical innovation and focus on current and future customer needs, position him well to serve as our Chairman, President and Chief Executive Officer.

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Defense Industry Experience
Mr. Conver's extensive knowledge and experience in the defense industry was gained through a long and successful career focused on providing high-technology products and innovation to military customers.
Arnold L. Fishman
Director since:	1998
Age:	69
Board Committees and Leadership:	Chair of Compensation Committee
Summary of Experience	Mr. Fishman has served as a member of our board of directors since 1998. Mr. Fishman is the Founder of Lieberman Research worldwide, a leading market research firm in the western United States, and Interviewing Service of America, a supplier of market survey services. Mr. Fishman has served as the Chairman of Lieberman Research Worldwide and Interviewing Service of America since 1979 and 1983, respectively. Mr. Fishman received his B.S. in psychology from Brooklyn College.
Specific Qualifications, Attributes, Skills and Experience:
Chief Executive Officer and Executive Experience
Mr. Fishman has extensive executive experience as the founder of a market research business and market survey business that has grown under his leadership to a company that now conducts market research in over 80 countries around the world.
Extensive Knowledge of the Company Mr. Fishman has extensive knowledge and understanding of the company's business, products and personnel gained from 16 years of service as a director.
Related Industry Experience—Marketing and Communication
Mr. Fishman brings to the board critical insight into purchasing behaviors and communications and their relationship to successful business decision-making, which is important to our expanding commercial and consumer products businesses.
Science, Technology and Innovation Experience
Mr. Fishman has a track record of successfully developing and implementing innovative business models and practices as an entrepreneur, having founded and led several innovative market research businesses. Mr. Fishman also represented a major film production studio in Croatia and created various innovative film financing vehicles supporting coproductions with major US studios. This background and experience provides an important perspective to the board given the company's innovative culture and long history of successful innovation.
Charles Holland
Director since:	2004
Age:	68
Board Committees and Leadership:
Summary of Experience	General Holland has served as a member of our board of directors since 2004. General Holland retired as Commander, Headquarters U.S. Special Operations Command in November 2003 and currently serves as an independent consultant for various entities. Mr. Holland has been a consultant of the company since February 2004. Prior to his retirement, Mr. Holland was responsible for all special operations forces of the Army, Navy and Air Force, both active duty and reserve. Mr. Holland entered the United States Air Force in 1968. He has commanded a squadron, two Air Force wings, served as Deputy Commanding General of the Joint Special Operations Command, and was Commander of the Special Operations Command, Pacific. Prior to commanding USSOCOM, he commanded the Air Force Special Operations and was the Vice Commander of U.S. Air Forces in Europe. Mr. Holland serves on the board of directors of a number of private companies in the defense industry, including General Atomics, SELEX Galileo, Inc., Augusta Westland N.A. Inc., TENAX Aerospace and Protonex Technology Corporation and on the Executive Advisory Board of Cubic Defense Applications Incorporated. Mr. Holland has a B.S. in aeronautical engineering from the U.S. Air Force Academy, an M.S. in business management from Troy State University (W. Germany) and an M.S. in astronautical engineering from the Air Force Institute of Technology.

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Specific Qualifications, Attributes, Skills and Experience:
Defense Industry and Senior Military Experience
Mr. Holland brings to the board of directors his perspective and expertise as a warfighter and senior commander and as a senior consultant to the defense industry. He offers critical insight into the needs and demands of our Unmanned Aircraft System customers.
Extensive Knowledge of the Company
As a result of General Holland's years of experience as a director and his service as a consultant to the company, he has extensive knowledge of the our products, business and personnel which provides a valuable perspective to the board.
Extensive Global or International Business Experience
As a result of his military service and consulting services, General Holland has extensive international business experience, including knowledge of international military customers, which provides the board with a valuable perspective.
Edward R. Muller
Director since:	2013
Age:	62
Board Committees and Leadership:	Member of Audit Committee and Nominating and Corporate Governance Committee
Summary of Experience	Mr. Muller has served as a member of our board of directors since 2013. Mr. Muller has served as Vice Chairman of NRG Energy, Inc., or NRG, a U.S. based energy production and distribution company since December 2012. Prior to the merger in 2012 of NRG and GenOn Energy Inc., Mr. Muller served as the chairman and chief executive of GenOn, which also produced and sold electricity in the United States. From 2005 to 2010, Mr. Muller was chairman and chief executive of Mirant Corporation, which produced and sold electricity in the United States and internationally. Previously, Mr. Muller served as president and chief executive officer of Edison Mission Energy until 2000, which had major international activities. Mr. Muller previously was vice president, chief financial officer, general counsel and secretary of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. Mr. Muller serves as a director of Transocean Ltd., an offshore oil and gas driller, and previously served as a director of Contact Energy, Ltd., Edison Mission Energy, Interval, Inc., Oasis Residential, Inc., Ormat Technologies, Inc., RealEnergy, Inc., RigNet Inc., Strategic DataCorp., The Keith Companies, Inc., and Whittaker Corp. Mr. Muller is a member of the Council on Foreign Relations, the Pacific Council on International Policy and the Board of Trustees of the Riverview School (which he chaired for four years), and previously was Chairman of the U.S. — Philippines Business Committee and Co-Chairman of the International Energy Development Council. Mr. Muller received his undergraduate degree from Dartmouth College and a J.D. from Yale Law School.
Specific Qualifications, Attributes, Skills and Experience:
Chief Executive Officer and Executive Experience
Mr. Muller brings broad and extensive executive leadership experience to our board, having served as Chief Executive Officer of large energy and production companies for more than 15 years and as Chief Financial Officer and General Counsel of Whittaker Corporation.
Related Industry Experience—Energy
Mr. Muller provides the board with an intimate understanding of the U.S. and global electricity production and distribution industry in support of the company's electric vehicle strategy, international business operations, multi-product portfolio strategy and commercial applications for unmanned systems.
Public Company Board Experience
Serving or having served as a director of 11 different public companies, Mr. Muller brings tremendous business and corporate governance oversight experience to the company and its board.
Financial Expertise
Mr. Muller has extensive financial and accounting experience as a Chief Executive Officer of several energy companies and as Chief Financial Officer of Whittaker Corporation and from serving on numerous public company audit committees. Our board and Audit Committee benefit from Mr. Muller's extensive financial and accounting experience.
Extensive Global or International Business Experience
Mr. Muller has extensive international business experience and is a recognized expert on international policy and energy development. Besides his substantial international business experience as a TransOcean director, Mr. Muller serves as a Member of the Council on Foreign Relations, the Pacific Council on International Policy and was previously Chairman of the U.S. Philippines Business Committee and Co-Chairman of the International Energy Development Council.

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SUMMARY OF DIRECTOR NOMINEES

The following information and graphics summarizes the qualifications of the nominees for Class II director and the other members of the board. Based on a careful assessment, the Nominating and Corporate Governance Committee and the board concluded that each nominee is qualified to serve as a director and that the collective board including the nominees for election possess the necessary qualifications, attributes, skills and experience to provide effective oversight of the business and provide strategic advice and counsel to the company's management.

All nominees and other directors exhibit:

•	High integrity	•	Innovative thinking
•	Proven record of success	•	Knowledge of corporate governance

Our director nominees and other directors bring a balance of important skills to our boardroom

The fact that an item is not highlighted for a director does not mean that the director does not possess that qualification, attribute, skill or experience.

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Our director nominees and other directors provide an effective mix of experience and fresh perspective

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BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The company's governance framework provides the board with flexibility to select the appropriate leadership structure for the company. In making leadership structure determinations, the board considers many factors including the specific needs of the business and what is in the best interests of the company's stockholders. The current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer, an independent director serving as Lead Independent Director and strong, active independent directors. The board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

Board Leadership Structure:

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Chairman of the Board and Chief Executive Officer: Timothy E. Conver

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Lead Independent Director: Stephen F. Page

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Committees led by independent directors

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Active engagement by all directors

The board believes this is the optimal structure to guide the company and maintain the focus required to achieve the business goals. The Chairman of the Board presides over meetings of the board, presides over meetings of stockholders and consults and advises the board and its committees on the business and affairs of the company, and performs such other duties as may be assigned by the board. The Chief Executive Officer is in general charge of the affairs of the company and its committees and subject to the powers reserved to the board.

The Lead Independent Director has the following role and responsibilities:

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presides at all meetings of the board or stockholders at which the Chairman of the Board is not present;

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serves as a liaison on board-related issues between the Chairman of the Board and the independent directors;

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reviews and provides input to the Chairman of the Board regarding the nature, scope and timeliness of information that management provides to the board;

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reviews and provides input to the Chairman of the Board regarding the agendas for board meetings and the annual schedule of board meetings;

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approves meeting schedules to help ensure that sufficient time is allocated for discussion of agenda items;

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presides at meetings of the independent directors and apprises the Chairman of the Board of the issues discussed, as appropriate; and

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performs such other duties as the board may from time to time delegate.

Each year, the board designates an independent director to serve as the Lead Independent Director on the board. The designation of a Lead Independent Director is for a one-year term and a Lead Independent Director may be eligible for re-election at the end of that term. Designation as such does not impose on the Lead Independent Director any obligation or standard greater than or different from those of the company's other directors.

Importantly, all directors play an active role in overseeing the company's business both at the board and committee levels. The 2014 director nominees consist of two Class II director nominees, both of whom are independent directors, with substantial experience as chief executive officer or chief financial officer of public companies in industries related to the company's business and as directors of major public companies.

As set forth in the company's Corporate Governance Guidelines, regularly scheduled executive sessions are held at least twice per year and at least one executive session of independent directors is held per year. These meetings allow non-employee directors to discuss issues of importance to the company, including the business and affairs of the company, as well as matters concerning management, without any member of management present. In addition, the independent directors meet in executive session several times a year at regularly scheduled board meetings. Independent directors chair all of the board committees, which are described below.

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The board believes that this leadership structure – a combined Chairman of the Board and Chief Executive Officer, a Lead Independent Director, active and strong non-employee directors and committees led by independent directors – is effective and currently serves the business and our stockholders well. It provides a single leader who is understood by our employees, customers, business partners and stockholders as providing strong leadership for the company. It enhances our ability and agility to manage resources and provides the focus required to implement our complex business strategy in fast-moving and emerging markets. In addition, the board believes that Mr. Conver's interest as a significant stockholder is strongly aligned with his fiduciary duty as a director and Chairman of the Board.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management. The board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management the company's policies with respect to risk assessment and risk management. The committee is chartered to discuss with management our significant risk exposures and the actions management has taken to limit, monitor or control such exposures. In addition to the Audit Committee's work in overseeing risk management, our full board engages in discussions of the most significant risks that we face and how these risks are being managed.

Board Meetings

Under the company's bylaws, regular meetings of the board are held at such times as the board may determine. Special meetings of the board may be called by the Chairman of the Board or the President on 48 hours' notice to each director or by the President or the Corporate Secretary after receiving a written request of two directors on 48 hours' notice.

Board Committees

The board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The board has adopted a written charter for each of these committees which is available on the company's website www.avinc.com by clicking on "Investors" and then "Corporate Governance." All of the members of each of these standing committees other than the Executive Committee meet the criteria for independence prescribed by the SEC and Nasdaq. The information contained on our website is not incorporated by reference into, and does not form a part of, this proxy statement. Our board of directors may establish other committees to facilitate the management of our business. Additional information about the committees is provided below.

Audit Committee

Committee Chair:	Joseph F. Alibrandi
Other Committee Members:	Edward R. Muller and Stephen F. Page
Meetings held in 2014:	5

The board has determined that Mr. Alibrandi, Mr. Muller and Mr. Page all qualify as audit committee financial experts as defined by the rules of the SEC. Our Audit Committee's main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. This committee's responsibilities include:

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selecting and hiring our independent registered public accounting firm;

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evaluating the qualifications, independence and performance of our independent registered public accounting firm;

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reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

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reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

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reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

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reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results;

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establishing procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters;

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preparing the audit committee report that the SEC requires in our annual proxy statements; and

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reviewing and approving any related party transactions.

The Code of Business Conduct and Ethics, or code of conduct, is our code of ethics for directors, executive officers and employees. Any amendment to the code of conduct that applies to our directors or executive officers may be made only by the board or a board committee and will be disclosed on our website. The code of conduct is available at http://investor.avinc.com. The Audit Committee charter and the code of conduct are also available in print to any stockholder who requests them.

Compensation Committee

Committee Chair:	Arnold L. Fishman
Other Committee Members:	Charles Thomas Burbage and Edward R. Muller
Meetings held in 2014:	5

Our Compensation Committee's purpose is to assist our board of directors in determining the development plans and compensation for our senior management and the compensation to be paid to directors for board and committee service. The Compensation Committee of our board is comprised of three independent directors. The Compensation Committee's responsibilities with respect to executive compensation are:

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to review our compensation philosophy;

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to review and recommend to the board corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives and review and recommend to the board the compensation of our Chief Executive Officer (unless such decisions require approval by our

Compensation Committee to the extent such compensation is intended to be qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code);

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to review and approve all compensation of our executive officers and all other officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act;

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to review all executive officers' employment agreements and severance arrangements;

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to review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans;

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to review and approve the Compensation Discussion and Analysis contained in this proxy statement; and

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to review and approve executive officer indemnification and insurance matters.

In addition, the Compensation Committee is responsible for the general administration of all executive compensation plans, including:

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setting performance goals for our executive officers and reviewing their performance against these goals;

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approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

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granting awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; and

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making recommendations to the board with respect to awards for directors under our equity incentive plans.

In addition, the Compensation Committee has the sole authority, in accordance with applicable securities laws, rules and regulations and Nasdaq listing standards, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. The Compensation Committee is responsible for the appointment, compensation and oversight of the work of any compensation advisors retained by the Compensation Committee. Subject to any exceptions under the Nasdaq listing standards, prior to selection and engagement of any compensation advisor, the

   2014 NOMINEES FOR CLASS II DIRECTORS

Compensation Committee will undertake an analysis of the independence of each such compensation advisor under the independence factors specified in the applicable requirements of the Exchange Act and the Nasdaq listing standards. The company will provide for appropriate funding, as determined by the Compensation Committee in its sole discretion, for payment of compensation to any compensation advisors retained by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Arnold L. Fishman, Charles Thomas Burbage, and Edward R. Muller. During fiscal year 2014 until October 4, 2013, the date of the 2013 annual meeting of stockholders, Kenneth R. Baker and Murray Gell-Mann served as members of the Compensation Committee. None of the current or proposed members of our Compensation Committee at any time has been one of our executive officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Nominating and Corporate Governance Committee

Committee Chair:	Stephen F. Page
Other Committee Members:	Joseph F. Alibrandi and Charles Thomas Burbage
Meetings held in 2014:	5

Our Nominating and Corporate Governance Committee's purpose is to assist our board by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. This committee's responsibilities include:

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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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administering a policy for considering stockholder nominees for election to our board of directors;

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evaluating and recommending candidates for election to our board of directors;

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overseeing our board of directors' performance and self-evaluation process; and

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reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Our board of directors believes that it should be composed of directors with varied, complementary backgrounds and that directors should, at a minimum, have expertise that may be useful to the company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business.

When evaluating director candidates, the Nominating and Corporate Governance Committee takes into account the degree to which a candidate fulfills the criteria contained in the Corporate Governance Guidelines and other factors consistent with those guidelines, including the following:

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independence from management;

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personal and professional integrity, ethics and values;

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practical and mature business judgment;

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experience as Chief Executive Officer, President or General Manager of a public or large private company;

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extensive knowledge of the company's business or experience in one or more industries in which we compete, including aerospace and defense, alternative energy, automotive or industrials;

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global and international experience;

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strategic development activities, including mergers and acquisitions and partnerships;

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experience in marketing, engineering, technology and innovation, operations, supply chain and manufacturing, and legal;

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a high degree of financial literacy;

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experience as a board member of another publicly-held company; and

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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:

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a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

   2014 NOMINEES FOR CLASS II DIRECTORS

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the name of and contact information for the candidate;

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a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

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with respect to each of the proposing stockholder and the candidate, the class and number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record;

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with respect to each of the proposing stockholder and the candidate, any derivative, swap or other transaction, or series of transactions, the purpose or effect of which is to give such party economic risk similar to ownership of shares of our capital stock;

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with respect to each of the proposing stockholder and the candidate, any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any of our shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, any agreement, arrangement, understanding or relationship engaged in, directly or indirectly, to reduce the level of risk of loss to, or increase or decrease the voting power of, such party with respect to our shares of capital stock, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of our shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, any rights to dividends on any of our shares of capital stock owned beneficially by such party that are separated from our underlying shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, opportunity to profit from, or any performance-related fees such party is entitled to based on the increase or decrease in the value of any of our shares of capital stock;

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all information relating to the proposing stockholder and the candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

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a description of all direct and indirect compensation and other material monetary agreements,

arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder, on the one hand, and the candidate, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K promulgated under the Exchange Act if such proposing stockholder were the "registrant" for purposes of such rule and the candidate were a director or executive officer of such registrant; and

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a completed and signed questionnaire, representation and agreement with respect to the candidate's background, any voting commitments or compensation arrangements and the candidate's commitment to abide by our corporate governance guidelines.

In addition, we may require any candidate to furnish such other information as may reasonably be required by us to determine the eligibility of such candidate to serve as an independent director in accordance with our Corporate Governance Guidelines or that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such candidate.

Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:

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the director's performance on the board of directors; and

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whether the director's re-election would be consistent with our governance guidelines.

Executive Committee

Committee Chair:	Arnold L. Fishman
Other Committee Members:	Timothy E. Conver
Meetings held in 2014:	1

Our Executive Committee's purpose is to exercise the powers of the board of directors when the board is not in session, subject to specific restrictions as to powers retained by the full board of directors or delegated to other committees of the board of directors. Powers retained by the full board of directors include those relating to amendments to our certificate of incorporation and bylaws, mergers, consolidations and sales or exchanges involving substantially all of our assets.

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Board Self-Evaluations

The board of directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the board and to determine whether the board and its committees are functioning effectively. During the year, the Nominating and Corporate Governance Committee receives input on the board and committee performance from directors and discusses the input with the full board. The self-assessment focuses on the board's contribution to the company and on areas in which the board believes that the board or any of its committees could improve.

Communication with the Board

The board has established a process to facilitate communication with stockholders and other interested parties. Communications can be addressed to the directors in care of the Corporate Secretary, 181 W. Huntington Drive, Suite 202, Monrovia, California 91016 or by email to corporatesecretary@avinc.com.

At the direction of the board, all mail received may be opened and screened for security purposes. The board of direcors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request. Maill addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "outside directors" or "non-empoyee directors" will be forwarded or delivered to the Lead Independent Director. Mail addressed to the "board of directors" will be forwarded or delivered to the Chairman of the Board.

   DIRECTOR COMPENSATION

 DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The general policy of our board of directors is that compensation for non-employee directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. Our Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board of directors reviews the Compensation Committee's recommendations and determines the amount of director compensation.

The Compensation Committee's independent compensation consultant, Compensia, Inc., a national compensation consulting firm, assisted the board of directors in setting director compensation and revising our director compensation programs. In June 2014, Compensia provided recommendations regarding revisions to our director compensation programs based on director compensation data compiled from the annual reports and proxy statements of companies generally considered comparable to us as determined by the Compensation Committee. The fiscal year 2015 peer group consisted of the companies listed below. The peer companies had a median twelve month trailing revenue of $475 million versus our trailing twelve month revenue of $232 million and a median market capitalization of $825 million versus our market capitalization of $935 million, as calculated by Compensia in February 2014.

American Science & Engineering	iRobot Corporation
Astronics Corporation	The KEYW Holding
Cbeyond, Inc.	KVH Industries, Inc.
Cubic Corporation	LMI Aerospace, Inc.
DigitalGlobe, Inc.	Maxwell Technologies
Ducommun	Mercury Systems
GenCorp	OSI Systems
II-IV Incorporated	ViaSat, Inc.

After reviewing the peer group compensation data, our board of directors established, effective May 1, 2014, the various components of director compensation with the goal of ensuring that the program was generally competitive with peer practices. This process resulted in setting the value of the annual equity compensation provided to non-employee directors at $110,000, as further described below, commencing in fiscal year 2015. The retainer for the Compensation Committee Chair and the Nominating and Corporate Governance Chair were increased to $10,000 and $8,000, respectively, up from the 2013 levels of $8,000 and $5,000, respectively. The other cash retainers remain at the levels in effect for fiscal year 2014.

Director Responsibilities	Annual Retainer
Board Members	$45,000
Lead Independent Director	$10,000
Chair of Audit Committee	$15,000
Audit Committee Member (not including Chair)	$ 5,000
Chair of Nominating and Corporate Governance Committee	$ 8,000
Nominating and Corporate Governance Committee Member (not including Chair)	$ 2,500
Chair of Compensation Committee	$10,000
Compensation Committee Member (not including Chair)	$ 4,000

Annual retainer amounts are paid in four equal annual installments at the beginning of each of our fiscal quarters if the individual is still serving as a director at such time.

We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with attending board or committee meetings.

Our current practice is to consider granting each newly elected or appointed non-employee director equity awards upon their initial election or appointment to the board of directors and annually, as recommended by our Compensation Committee. Under the policy in effect for fiscal year 2014, new non-employee directors were able to choose the form in which they received

   DIRECTOR COMPENSATION

their new director equity award from the following choices: (1) options to purchase 35,000 shares of the company's common stock, or (2) options to purchase 25,000 shares of common stock plus restricted stock awards representing 7,500 shares. Our non-employee directors did not receive annual grants during fiscal year 2014. Effective for fiscal year 2015, our board of directors adopted a policy whereby newly elected or appointed non-employee directors will be granted restricted stock awards with an aggregate value of $170,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). In addition, at its June 2014 meeting, the board of directors approved annual restricted stock awards of $110,000 to each non-employee director, which grants were made effective July 11, 2014. The $110,000 value was determined by the board of directors to be competitive with non-employee director annual equity awards at comparable companies based on the Compensia benchmarking data described above. All of the equity awards granted to non-employee directors vest in five equal installments, beginning on the first anniversary of the date of grant, and vesting will accelerate upon the director's death or disability.

Fiscal Year 2014 Non-Employee Director Compensation Table

The following table identifies the compensation paid during fiscal year 2014 to each person who served as a non-employee director during fiscal year 2014.

Name	Fees Earned or Paid in Cash ($)	Option Awards[1] ($)	Restricted Stock Awards[1] ($)	All Other Compensation ($)[2]	Total ($)
Joseph F. Alibrandi	64,500	—	—	—	64,500
Kenneth R. Baker[3]	28,250	—	—	—	28,250
Charles Thomas Burbage	25,750	303,168	205,425	—	534,343
Arnold L. Fishman	56,750	—	—	—	56,750
Murray Gell-Mann[3]	29,500	—	—	—	29,500
Charles R. Holland	45,000	—	—	96,000	141,000
Edward R. Muller	27,000	303,168	205,425	—	535,593
Stephen F. Page	59,125	—	—	—	59,125
1
The value of the equity awards equals their grant date fair value as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718 with respect to options and restricted stock awarded to directors during fiscal year 2014. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 11 to the financial statements included in our annual report on Form 10-K for our 2014 fiscal year, as filed with the SEC.

2
Consists of consulting fees received by Mr. Holland. See "Certain Transactions and Relationships" below for a full description of Mr. Holland's consulting relationship.

3
Dr. Gell-Mann and Mr. Baker both retired as directors at the end of their terms and did not stand for re-election at the 2013 annual meeting on October 4, 2013. Dr. Gell-Mann and Mr. Baker did not hold any outstanding equity awards as of April 30, 2014.

The non-employee members of our board who held such positions on April 30, 2014 held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options
Joseph F. Alibrandi	16,800
Charles Thomas Burbage	25,000
Arnold L. Fishman	23,500
Charles R. Holland	37,575
Edward R. Muller	25,000
Stephen F. Page	20,000

The non-employee members of our board who held such positions on April 30, 2014 held the following aggregate number of shares of unvested restricted stock as of such date:

Name	Number of Securities Underlying Unvested Restricted Stock
Joseph F. Alibrandi	1,000
Charles Thomas Burbage	7,500
Arnold L. Fishman	1,000
Charles R. Holland	1,000
Edward R. Muller	7,500
Stephen F. Page	7,500

   DIRECTOR COMPENSATION

The following table provides a breakdown of fees earned or paid in cash during fiscal year 2014.

Name	Annual Retainers ($)	Committee Chair Retainer Fees ($)	Committee Member Fees ($)	Total Fees ($)
Joseph F. Alibrandi	45,000	15,000	4,500	64,500
Kenneth R. Baker[1]	22,500	—	5,750	28,250
Charles Thomas Burbage[2]	22,500	—	3,250	25,750
Arnold L. Fishman	45,000	8,000	3,750	56,750
Murray Gell-Mann[1]	22,500	2,500	4,500	29,500
Charles R. Holland	45,000	—	—	45,000
Edward R. Muller[2]	22,500	—	4,500	27,000
Stephen F. Page	55,000	2,500	1,625	59,125
1
Dr. Gell-Mann and Mr. Baker both retired as directors at the end of their terms and did not stand for re-election at the 2013 annual meeting on October 4, 2013.
2
Mr. Burbage and Mr. Muller were both elected to the board of directors at the 2013 annual meeting on October 4, 2013 and only received 50% of the $45,000 annual retainer.

Compensation Policies Applicable to Non-Employee Directors

Stock Ownership Guidelines for Non-Employee Directors

In August 2013, our board of directors adopted stock ownership guidelines for our non-employee directors. Under the guidelines, each non-employee director is expected to, within five years of the later of August 6, 2013, or the date on which such person is appointed to the board, own shares of the company's common stock with a market value of no less than three times his or her current annual cash retainer for serving as a member of the board of directors, exclusive of chairperson, committee or meeting fees. Any shares of our common stock held by a member of our board of directors in margin accounts or pledged as collateral for a loan will not be considered for purposes of satisfying the ownership guidelines described above. The table below shows each non-employee director's equity ownership in the company as a multiple of his or her cash retainer and the minimum ownership level required pursuant to these guidelines for each of our non-employee directors as of July 31, 2014:

Name	Dollar Value of Equity Ownership as a Multiple of Annual Retainer ($)[1]	Minimum Ownership Level Required as a Multiple of Annual Retainer
Joseph F. Alibrandi	9.2x	3x
Charles Thomas Burbage	—	3x
Arnold L. Fishman	213.5x	3x
Charles R. Holland	14.3x	3x
Edward R. Muller[2]	0.6x	3x
Stephen F. Page	5.7x	3x
1
For each non-employee director, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such non-employee director, multiplied by the closing price of $31.49 per share of our common stock on July 31, 2014, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such non-employee exceeds the exercise price of such stock options, if any, by (b) the annual retainer paid to such non-employee director (excluding any annual cash retainer for committee membership or chairmanship or service as lead independent director).
2
Mr. Muller has until October 4, 2018 to satisfy the minimum ownership level required under the stock ownership guidelines for non-employee directors.

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require non-employee directors to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by non-employee directors. All trades by non-employee directors must be pre-cleared. Furthermore, no member of our board of directors may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

Stock ownership and retention guidelines and anti-hedging policies for our executive officers, including Mr. Conver, are described below under "Executive Compensation and Other Information – Compensation Discussion and Analysis – Stock Ownership Guidelines for Executive Officers."

   DIRECTOR INDEPENDENCE AND RELATED PERSON TRANSACTIONS

DIRECTOR INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence Determinations

Under the listing standards of The NASDAQ Stock Market LLC, or Nasdaq, and the company's Corporate Governance Guidelines, the board must consist of a majority of independent directors. In making independence determinations, the board observes Nasdaq and SEC criteria and considers all relevant facts and circumstances. Under Nasdaq listing standards, to be considered independent a director must be a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company's board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In evaluating director independence, the board took into consideration the consulting agreement currently in place between the company and one of our directors, General (Retired) Charles R. Holland. Pursuant to this agreement, as amended as of January 1, 2013, Mr. Holland performs consulting services for us on a general basis and with respect to particular individual projects assigned by us. During the fiscal year ended April 30, 2014, we paid to Mr. Holland approximately $96,000 in consulting fees pursuant to the terms of this agreement.

Certain Transactions and Relationships

Review and Approval of Related Party Transactions.    All transactions and relationships in which the company and our directors, director nominees and executive officers or their immediate family members are participants are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board may consider:

•

the nature of the related person's interest in the transaction;

•

the material terms of the transaction, including, without limitation, the amount and type of transaction;

•

the importance of the transaction to the related person;

•

the importance of the transaction to the company;

•

whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•

any other matters the Audit Committee deems appropriate.

Reportable Related Party Transactions.    Other than the employment arrangements described elsewhere in this proxy statement and the transactions described below, since May 1, 2013, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which:

•

the amount involved exceeded or will exceed $120,000; and

•

a director, director nominee, executive officer, holder of five percent or more of any class of our capital stock or any member of his or her immediate family had or will have a direct or indirect material interest.

   EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth certain information as of August 25, 2014 about our executive officers.

Name	Age	Position (Current Class of Director)
Timothy E. Conver[1]	70	Chairman of the Board and Chief Executive Officer
Jikun Kim	50	Senior Vice President and Chief Financial Officer
Roy Minson	52	Senior Vice President and General Manager, Unmanned Aircraft Systems
Wahid Nawabi	45	Senior Vice President and General Manager, Efficient Energy Systems
Doug Scott	57	Senior Vice President, General Counsel and Corporate Secretary
Cathleen S. Cline	55	Senior Vice President of Administration
1
The background and experience of Chairman of the Board and Chief Executive Officer Conver is detailed on page 14.

Jikun Kim was appointed as Senior Vice President and Chief Financial Officer in 2010. Prior to assuming his current role, Mr. Kim served as Interim Chief Financial Officer after joining the company as Vice President and Controller in June 2009. Mr. Kim previously served with Raytheon Company, a defense contractor, for more than eight years, most recently as Chief Financial Officer of Raytheon Vision Systems. Raytheon Vision Systems is a world leader in infrared detector technology focused on design and manufacturing infrared detectors for space, tactical and airborne infrared sensors. Mr. Kim received an M.B.A. from Columbia Business School, an M.S. in electrical engineering from the University of California at Los Angeles and a B.S. in electrical engineering from the University of California at Berkeley.

Roy Minson was appointed as Senior Vice President and General Manager, Unmanned Aircraft Systems, in May 2012, and previously served as Vice President of Business Development and Deputy General Manager, Unmanned Aircraft Systems, since April 2010. Prior to joining the company, Mr. Minson served as Vice President and Operations Manager for a research and development business within the Tactical Systems and Solutions division of SAIC Inc., a defense contractor, for five years, where he was responsible for transitioning products and solutions. Mr. Minson received a B.S. in industrial technology from Southern Illinois University, Carbondale, and an M.B.A. from University of Redlands.

Wahid Nawabi has served as Senior Vice President and General Manager, Efficient Energy Systems since December 2011. Prior to joining the company, Mr. Nawabi served as Vice President, Global Sales of Altergy Systems, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products, from February 2009 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment, North America and Canada. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park.

Doug Scott has served as Senior Vice President, General Counsel and Corporate Secretary since July 2013. Prior to joining the company, Mr. Scott held various executive positions at SAIC, Inc., a defense contractor, for 26 years, including General Counsel from 1992 through June 2010 and Corporate Secretary from 2004 until July 2013. Mr. Scott was a corporate attorney at O'Melveny & Myers LLP, a large global law firm, before joining SAIC. Mr. Scott received a B.A. in economics and an M.B.A. from the University of Illinois at Urbana-Champaign, and a J.D. from University of California, Los Angeles. He also is a certified public accountant (inactive).

Cathleen S. Cline has served as Senior Vice President of Administration since 2008 after serving as Vice President of Administration since 1991. Prior to joining the company, Ms. Cline was the Human Resources Manager at both Whittaker Electronic Resources and the law firm of O'Melveny & Myers LLP. Ms. Cline has a B.S. in psychology and a B.S. in business management from the University of Oregon.

   SHARE OWNERSHIP

SHARE OWNERSHIP

Ownership of Equity Securities of the Company

The following table presents information regarding the beneficial ownership of our common stock as of August 25, 2014, by:

•

our Named Executive Officers;

•

our current directors and director nominees;

•

all of our directors and executive officers as a group; and

•

each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 25, 2014 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 23,356,556 shares of our common stock outstanding on August 25, 2014. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 181 W. Huntington Dr., Suite 202, Monrovia, California 91016.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
5% Stockholders
BlackRock, Inc.[1]	1,844,331	7.90%
The Vanguard Group[2]	1,165,919	4.99%
Executive Officers, Directors and Director Nominees:
Timothy E. Conver[3]	2,903,253	12.37%
Jikun Kim	42,494	*
Roy Minson[4]	61,456	*
Wahid Nawabi[5]	52,429	*
Doug Scott[6]	23,645	*
Cathleen Cline[7]	106,308	*
Joseph F. Alibrandi[8]	24,757	*
Charles Thomas Burbage	10,790	*
Arnold L. Fishman[9]	322,112	1.38%
Charles R. Holland[10]	38,365	*
Edward R. Muller	11,600	*
Stephen F. Page	19,790	*
Current Directors and Executive Officers as a Group (12 persons)	3,616,999	15.29%
*
Less than 1%.

1
Based on a Schedule 13G/A filed by BlackRock, Inc. on January 28, 2014 with the SEC reporting beneficial ownership as of December 31, 2013. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

2
Based on a Schedule 13G filed by The Vanguard Group on February 10, 2014 with the SEC reporting beneficial ownership as of December 31, 2013. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3
Includes 2,285,535 shares held by the Conver Family Trust, of which Mr. Conver is one of the trustees; 470,000 shares held by the Conver Family Limited Partnership of which the general partner is The Management Trust and of which Mr. Conver is a trustee; and 108,310 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 25, 2014. Mr. Conver disclaims beneficial ownership of any securities in which he does not have a pecuniary interest.

4
Includes 18,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 25, 2014.

5
Includes 26,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable with 60 days of August 25, 2014.

   SHARE OWNERSHIP

6
Includes 5,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 25, 2014.

7
Includes 90,902 shares of our common stock reserved for issuance upon exercise of stock options that currently are exercisable or will become exercisable within 60 days of August 25, 2014.

8
Includes 8,300 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 25, 2014, and 12,367 shares held by the Alibrandi Family Trust Dated November 14, 1972, of which Mr. Alibrandi is the trustee.

9
Includes 296,322 shares of our common stock held by the Arnold Fishman Revocable Trust Arnold Fishman Trustee; 15,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 25, 2014, and 6,500 shares held by Mr. Fishman's wife, Judy Fishman.

10
Includes 29,075 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 25, 2014.

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the fiscal year ended April 30, 2014, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements except for the following: (a) one Statement of Changes in Beneficial Ownership on Form 4, reporting a single transaction, was filed late by Roy E. Minson; (b) one Statement of Changes in Beneficial Ownership on Form 4, reporting two transactions, was filed late by Joseph F. Alibrandi; and (c) the Form 3 Initial Statement of Beneficial Ownership of Securities of Charles Thomas Burbage was filed late. These late filings were the result of delays and lack of internal coordination in the making of these filings by certain individuals who had been appointed attorneys-in-fact by these officers and directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2014 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]		Weighted-average exercise price of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by security holders	866,700	[1]	$19.56	3,092,727	[2]
Equity compensation plans not approved by security holders	—		—	—

Total	866,700		$19.56	3,092,727
1
Consists of awards outstanding under the AeroVironment, Inc. Nonqualified Stock Option Plan, the AeroVironment, Inc. 2002 Equity Incentive Plan, and the AeroVironment, Inc. 2006 Restated Equity Incentive Plan.

2
No additional awards may be granted under the AeroVironment, Inc. Nonqualified Stock Option Plan or the AeroVironment, Inc. 2002 Equity Incentive Plan.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

ITEM 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including in the Compensation Discussion and Analysis section, which begins on page 34, and the Executive Compensation Tables section, which begins on page 49.

Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create long-term stockholder value. We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The

Compensation Committee and the board of directors believe that our executive compensation program fulfills these goals and is reasonable, competitive and appropriate.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote "FOR" the following resolution:

  "RESOLVED, that AeroVironment, Inc.'s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in AeroVironment, Inc.'s proxy statement for the 2014 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE, ON AN ADVISORY BASIS, "FOR" THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

The Compensation Committee of our board of directors is primarily responsible for determining the annual salaries and other compensation of our executive officers and administering our equity compensation plans. The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis of the 2014 proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report filed on Form 10-K and this proxy statement.

Compensation Committee Arnold L. Fishman Charles Thomas Burbage Edward R. Muller

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•

Timothy E. Conver, the Chairman of our Board of Directors, President and Chief Executive Officer;

•

Jikun Kim, our Senior Vice President and Chief Financial Officer;

•

Roy Minson, our Senior Vice President and General Manager, Unmanned Aircraft Systems;

•

Wahid Nawabi, our Senior Vice President and General Manager, Efficient Energy Systems; and

•

Tom Herring, our former Senior Vice President and Chief Operating Officer. Mr. Herring's employment with us terminated effective April 30, 2014.

We refer to these executive officers collectively in this Compensation Discussion and Analysis as the "Named Executive Officers."

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2014.

Executive Summary

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. In line with this philosophy, compensation awarded to our Named Executive Officers for fiscal year 2014 reflected our financial and strategic results and overall compensation philosophy. We adopted several policies in August 2013 to bolster our other existing compensation "best practices," including a compensation recovery policy, executive and non-employee director stock ownership and stock retention guidelines and anti-hedging policies.

Fiscal Year 2014 Financial Results:    Our key fiscal year 2014 financial results were as follows:

Financial Measure	Fiscal Year 2014	Fiscal Year 2013	Increase (%)
Revenue	$251.7 million	$240.2 million	5%
Gross Margin	$93.6 million	$92.5 million	1%
Fully-Diluted EPS	$0.60	$0.47	28%

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

•
Strategic Achievements:  Our key fiscal year 2014 strategic achievements were as follows:

•

Positioned the Company for Strategic Growth and Stockholder Value Creation

•

Leading Market Share – We maintained our leading market share in the markets for its small Unmanned Aircraft Systems and Efficient Energy Systems products.

    1.
    Positioning the Company for Strategic Growth – We established a strong market position and customer adoption interest in 3 large growth areas with long term compounded growth potential: (1) Tactical Missile Systems, (2) Global Observer, our high altitude, long endurance UAS and (3) Commercial UAS. Examples of the strategic achievements made this year include obtaining the first FAA approval for the commercial use of UAS over American soil to support the first legal commercial UAS services business in the U.S. as well as being selected by both the U.S. Army and the U.S. Marine Corps to provide our solutions for their next generation requirements for small UAS for the future.

    2.
    Increase in Stockholder Value – During the fiscal year ended April 30, 2014; stockholder value grew 75% from stock price appreciation.

•

Organizational Development and Great Place to Work

•

Business Area Structure Implemented – We modified our organizational structure to establish business areas with senior leadership to enable us to launch strategic growth opportunities more effectively.

•

Great Place To Work – Senior leadership devoted substantial time to increasing employee engagement and making the company a Great Place to Work.

•

Key Program Wins – We received contract awards for all key programs identified for fiscal year 2014 that resulted in customer awards.

•

Innovation and Transition to Production – We achieved important milestones in our business by making important new technical innovations or transitioning prior innovations to production, including (1) transitioning our Switchblade product from a prototype product stage to initial production, (2) transitioning our TurboCord electric vehicle charging product from development to production, and (3) developing a solar powered Puma UAS, which achieved a 9 hour flight in a customer demonstration.

•

Compliance – We made important enhancements in a number of our compliance programs, and no material non-compliances were identified during the year.

Fiscal Year 2014 Compensation Determinations.    During fiscal year 2014, the Compensation Committee made the following compensation decisions:

•
No Base Salary Increases:  Our Named Executive Officers did not receive base salary increases for fiscal year 2014.

•
Continued Emphasis on Performance-Based Compensation:  In fiscal year 2014, the Compensation Committee continued its practice of awarding the majority of total target compensation to the Named Executive Officers in the form of performance-based compensation tied to the achievement of performance goals or stock price improvement and includes elements such as annual incentive bonuses, long-term incentive compensation and equity awards. This emphasis on performance-based compensation is intended to align executive compensation with stockholder interests.

•
Below Target Annual Bonuses for Fiscal Year 2014 Tied to Performance Relative to Corporate Financial Goals:  We maintain an annual cash bonus plan tied to achievement of corporate financial and strategic objectives and individual performance. Based on our performance for fiscal year 2014, and the Compensation Committee's assessment of our strategic achievements and individual executive contributions towards our overall performance, each of our Named Executive Officers received an annual performance bonus equal to 79% of his targeted bonus amount.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

  •
  Continuation of Long-Term Incentive Compensation Program:  During fiscal year 2014, the Compensation Committee approved a long-term incentive award intended to reward the achievement of specified financial objectives over a three-year performance cycle comprising fiscal years 2014, 2015 and 2016. If payouts are earned, they will be paid 50% in cash and 50% in restricted stock units. The restricted stock units will be subject to an additional two-year vesting period.

  •
  No Payouts under Long-Term Incentive Compensation Awards for Fiscal Year 2012-Fiscal Year 2014 Performance Period:  Since the long-term incentive program was implemented in July 2010, only the award for the two-year performance period comprising fiscal years 2011 and 2012 has resulted in a payout to our executive officers. The awards granted for the three year performance period comprising fiscal years 2012, 2013 and 2014 were forfeited without any payout due to our failure to meet the revenue and operating profits objectives set by our Compensation Committee for purposes of such awards.

•
Modest Equity Awards:  Only our Chief Executive Officer received equity awards during fiscal year 2014. Mr. Conver received a stock option award and a restricted stock award, both of which vest over a five year period based on his continued service. The Committee provided Mr. Conver with an equity award because his cash compensation was substantially below amounts paid to chief executive officers at comparable companies based on the competitive market data provided by Compensia based on our peer group and the survey data.

•
Key Compensation Governance Changes:  In August 2013, our board of directors adopted the following policies:

•
Clawback Policy:  We adopted a policy for recovering or "clawing back" incentive compensation of executive officers.

•
Executive Stock Ownership Guidelines and Post-Vesting Stock Retention Guidelines:  We adopted stock ownership and stock retention guidelines.

•
Other Compensation Practices:

•
No Employment, Severance or Change in Control Agreements:  We do not have any employment, severance or change in control agreements with our Named Executive Officers.
  •
  No Tax Gross-Ups:  We do not provide tax gross-ups with regard to any compensation, benefit or perquisite paid by us to our Named Executive Officers.

  •
  Independent Compensation Consultant:  With regard to executive compensation matters, the Compensation Committee is advised by an independent compensation consultant.

•
Response to 2011 Say on Pay Vote:

•

In October 2011, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with over 98% of stockholder votes cast in favor of our 2011 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs since that time and during fiscal year 2014, we were mindful of the strong support our stockholders expressed for our compensation program. As a result, following our annual review of our executive compensation program, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders.

•

In addition, when determining how often to hold a stockholder advisory vote on executive compensation, the board of directors took into account the strong preference for a triennial vote expressed by our stockholders at our 2011 annual meeting. Accordingly, the board of directors determined that we will hold an advisory stockholder vote on the compensation of our Named Executive Officers every three years until the next say-on-pay frequency vote. Stockholders will provide an advisory vote on executive compensation at the 2014 annual meeting. See item 2 on page 33.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of

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long-term stockholder value. Specifically, our executive compensation program is designed to:

•

attract, motivate and retain superior talent;

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ensure that compensation is commensurate with the company's performance and stockholder returns;

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provide performance awards for the achievement of financial and strategic objectives that are critical to our long-term growth; and

•

ensure that our executive officers have financial incentives to achieve substantial growth in stockholder value.

Our compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary, annual cash incentive bonus awards, long-term incentive compensation payable in cash and restricted stock units for multi-year performance periods, equity awards and other employee benefits. Each of these compensation components serve our interests in different ways and represent a balance between different elements of compensation and differing time periods for different elements. A majority of the compensation provided to the Named Executive Officers is based on our performance and the performance of our stock price. This design approach helps align the interests of our executive officers with those of stockholders in achieving long-term increases in the value of our common stock. We have selected these compensation components to create a flexible pay package that reflects the long-term nature of our business and can reward both the short-term and long-term performance of the company and each individual Named Executive Officer. Each element of our executive compensation program is discussed in greater detail below.

Compensation-Setting Process

The Compensation Committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the Named Executive Officers.

Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each calendar year. Annual cash bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results. Historically, long-term incentive awards have been made at the discretion of the

Compensation Committee. Compensation adjustments in connection with changes in duties and/or other material changes in the primary assumptions forming the basis of a compensation decision will continue to be made as required by circumstances throughout the fiscal year.

  Role of Our Chief Executive Officer

Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers (except with respect to his own compensation), including base salary levels, target annual cash bonus opportunities, bonus payouts under the prior fiscal year's annual bonus plan, and long-term incentive compensation levels, with the assistance of our Senior Vice President of Administration and Chief Financial Officer. Our Chief Executive Officer also provides recommendations for the corporate financial and strategic objectives used in our annual cash bonus plan and long-term incentive compensation program. He supports his recommendations with competitive market data developed by our human resources department, information provided by the Compensation Committee's independent compensation consultant, and by reviewing the historical performance of each executive officer with the Compensation Committee. Although the Compensation Committee carefully considers the recommendations of our Chief Executive Officer when determining the compensation of our executive officers, it bases its decisions on the collective judgment of its members after considering the input of its independent compensation consultant and any relevant supporting data.

While our Chief Executive Officer generally attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation. Decisions with respect to our Chief Executive Officer's compensation are made by the Compensation Committee, subject to the approval of the independent members of our board of directors (unless such decisions require approval by our Compensation Committee to the extent such compensation is intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code or exempt under Section 16(b) of the Exchange Act).

The Compensation Committee may delegate and grant authority to our Chief Executive Officer and/or a committee of executive officers to grant equity awards under the company's equity incentive plan to the

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employees holding positions below the level of Vice President.

  Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program. In fiscal year 2014, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, to provide executive compensation advisory services, including an executive officer compensation assessment and a board of directors' compensation review. Compensia, Inc. did not provide any non-compensation-related services to us during fiscal year 2014.

The Compensation Committee has considered the independence of Compensia and each other compensation advisor that provides advice to the Compensation Committee, consistent with the requirements of Nasdaq. Further, as required under Item 407(e)(3) of Regulation S-K, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining Compensia. The Compensation Committee intends to reassess the independence of its advisors at least annually.

  Competitive Market Data

Each year, the Compensation Committee reviews the executive compensation practices of a group of companies in the technology sector determined to be comparable to us based on their size and public company status. The fiscal year 2014 peer group consisted of the companies listed below. The peer companies had a median twelve month trailing revenue of $394 million versus our trailing twelve month revenue of $322 million and a median market capitalization of $496 million versus our market capitalization of $493 million, as calculated by the Compensation Committee's independent compensation consultant in February 2013.

                American Science and Engineering, Inc.

                Astronics Corporation

                Cbeyond, Inc.

                DigitalGlobe, Inc.

                Ducommun Incorporated

                GenCorp Inc.

                GeoEye, Inc.

                HEICO Corporation

                II-IV Incorporated

                iRobot Corporation

    The KEYW Holding Corporation
    KVH Industries, Inc.
    LMI Aerospace, Inc.
    Maxwell Technologies, Inc.
    Mercury Systems, Inc.
    NCI, Inc.
    OSI Systems, Inc.
    ViaSat, Inc.

Each year, Compensia surveys the compensation practices of the peer group to assess the competitiveness of our compensation programs. Although we maintain the peer group for executive compensation and performance reference purposes, the peer group compensation data is limited to publicly available information and therefore does not necessarily provide comparisons for all officers. By contrast, survey data has the advantage of including data on executive positions beyond what is available in public filings, but may not be specific to the selected companies in the peer group. In light of this, in setting fiscal year 2014 compensation, the Compensation Committee also reviewed data from the Radford Executive Compensation Survey, which consists of companies throughout the United States primarily from technology industries with revenues between $200 million and $500 million. With respect to the survey data presented to the Compensation Committee, the identities of the individual companies included in the survey were not provided to the Compensation Committee, and the Compensation Committee did not refer to individual compensation information for such companies.

We believe that by utilizing both publicly available peer group data and the survey data from the published surveys in which we participate, we are able to develop an appropriate set of competitive data for use in making compensation decisions. The Compensation Committee uses the information derived from this review in two ways: to assist it in determining the appropriate level and reasonableness of total compensation, as well as each separate component of compensation, for our executive officers and to ensure that the compensation we offer to them is competitive and fair.

The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with the median base salaries of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. To reward our executive officers for their contributions to the

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achievement of annual corporate financial and strategic performance objectives, the Compensation Committee sets annual cash bonus opportunities at a level designed to ensure that, when actual bonus payouts are added to the executive officer's base salary, assuming achievement at targeted levels, total annual cash compensation will be competitive with the market and when above target performance occurs, total cash compensation will be above median total cash compensation level of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee has adopted this approach in recognition of the aggressive nature of the company's annual operating plan.

However, the Compensation Committee does not establish compensation levels based directly on benchmarking. The Compensation Committee instead relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus levels and long-term equity incentive awards. In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer's position, tenure with the company, individual and organizational performance, our retention needs, and internal pay equity. As a result, the total compensation (or any particular component of compensation) received by an executive officer may differ materially from the amounts paid to individuals holding comparable executive positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee does not guarantee that any executive will receive a specific market-derived compensation level.

Executive Compensation Program Components

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.

  Base Salary

We use base salaries to provide our executive officers, including the Named Executive Officers, with a fixed amount of compensation for their regular work. The Compensation Committee generally reviews the base salaries of our executive officers at the beginning of each fiscal year, as well as at the time of a promotion or other change in responsibilities. Base salary adjustments generally go into effect within the first quarter of each fiscal year. Base salary adjustments are based on an evaluation of an executive officer's position, tenure with our company, experience with other companies, individual and organizational performance, our retention needs, and internal pay equity. In addition, to ensure that the base salaries of our executive officers are competitive and appropriate, the Compensation Committee reviews the salaries of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data.

In light of the considerations discussed above, for fiscal year 2014, the annual base salaries of our Chief Executive Officer, Chief Financial Officer, Senior Vice President of Unmanned Aircraft Systems, Senior Vice President of Efficient Energy Systems and former Chief Operating Officer remained unchanged from fiscal year 2013 at $510,016, $280,010, $285,002, $270,005 and $300,019, respectively.

We believe that the base salaries paid to our Named Executive Officers during fiscal year 2014 helped to achieve our executive compensation objectives and are competitive with the salaries of the executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data.

  Annual Cash Bonuses

We believe that a significant portion of overall target compensation of our executive officers, including the Named Executive Officers, should be "at risk" (that is, contingent upon the successful implementation of our annual operating plan). Annual cash bonuses represent a portion of this "at risk" compensation. We use these annual cash bonus opportunities to motivate our executive officers to achieve our short-term financial and strategic objectives while making progress towards our longer-term growth and other goals.

Typically, at the end of the fiscal year the Compensation Committee determines whether to pay cash bonuses to our executive officers, including the Named Executive Officers, based on its assessment of our financial and strategic results and consideration of each executive officer's individual contributions to such results during the fiscal year. While the decision to make bonus payouts and any amounts payable are made in the sole discretion of the Compensation Committee, in making its determinations the Compensation Committee considers input from our Chief Executive Officer (for executive officers other

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than himself), as well as its evaluation of the expected and actual performance of each executive officer, his or her individual contributions and responsibilities and market conditions.

  Setting Target Bonus Levels

Initially, the Compensation Committee establishes a "target bonus level" for each executive officer, which is expressed as a percentage of his or her base salary. In setting these target bonus levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. Generally, the Compensation Committee sets the target bonus levels so that, assuming achievement of the corporate financial and individual performance objectives at targeted levels, total annual cash compensation will be competitive with the market and when above target performance occurs, total cash compensation will be above the median of total cash compensation level of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in the corporate performance objectives applicable to the annual bonus determinations. In connection with establishing target bonus levels for fiscal year 2014 performance, the Compensation Committee reduced bonus levels for the Named Executive Officers by 24% from fiscal year 2013 levels to reflect on-going market challenges faced in fiscal year 2013. As a result of reduced revenue and operating profit targets in fiscal year 2014, the Compensation Committee reduced bonus target levels for the Named Executive Officers by 24% over fiscal year 2013 levels to reflect bonus affordability in the overall financial plan.

  Establishing Performance Measures and Goals

At the beginning of each fiscal year, the Compensation Committee identifies one or more corporate financial performance measures and establishes a specific performance target level for each measure for purposes of calculating the bonus for each executive officer. Threshold, target and maximum levels of performance are established for each corporate financial performance measure. In the event that the threshold performance level for any corporate financial performance measure is not met, then no credit will be given with respect to the portion of the annual bonus attributable to that corporate financial performance measure.

  Reviewing Performance Results

At the end of the fiscal year, the Compensation Committee reviews our actual performance against the target levels set for each of the corporate performance measures established at the beginning of the year. Achievement for purposes of the strategic component of each named executive's bonus award is not necessarily tied to formulaic or pre-established performance measures, but is instead determined based on the Compensation Committee's subjective assessment of the company's achievement of strategic initiatives and overall performance during the fiscal year. The strategic component of the annual bonus program also takes into account each executive officer's individual performance and contributions to our performance during the fiscal year based upon the recommendation of our Chief Executive Officer (except with respect to his own bonus) and the Compensation Committee's assessment of performance in the event of any unforeseen extraordinary event or transaction that occurred during the fiscal year. In making its determination of achievement for the strategic component of the annual bonuses, our Compensation Committee does not follow any guidelines, nor are there such standing guidelines regarding the exercise of such discretion.

In no event may an executive officer's annual cash bonus payout exceed his or her maximum permissible bonus as established by the Compensation Committee.

Fiscal Year 2014 Bonuses.    The Compensation Committee designed our fiscal year 2014 annual cash bonus opportunities to focus our executive officers, including the Named Executive Officers, on achieving key company financial objectives and to reward substantial achievement of these objectives and overall corporate performance and strategic achievement.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

For fiscal year 2014, the Compensation Committee established the target bonus levels for the Named Executive Officers at the levels indicated in the table below, which represented a 24% reduction from the fiscal year 2013 target bonus levels:

Named Executive Officer	Target Bonus Level	Percentage of Base Salary
Timothy E. Conver	$387,600	76%
Jikun Kim	$170,240	61%
Roy Minson	$194,940	68%
Wahid Nawabi	$164,160	61%
Tom Herring[1]	$228,000	76%
1
Mr. Herring's employment with us terminated on April 30, 2014 and he was not eligible for and did not receive a bonus for FY2014 performance.

Under the fiscal year 2014 bonus program, our Named Executive Officers were eligible to receive annual bonuses of up to 200% of their target bonus levels.

For fiscal year 2014, the Compensation Committee selected revenue, gross margin and fully-diluted earnings per share as the corporate financial performance measures for the Named Executive Officer annual bonuses. The targeted corporate financial goals for our Chief Executive Officer and other Named Executive Officers were significantly above the range of public guidance provided by the company for revenue growth and gross margin at the beginning of fiscal year 2014. These financial goals are described in detail below.

As described above, the strategic component of the fiscal year 2014 bonuses was not tied to formulaic or pre-established performance measures.

The Compensation Committee selected the financial goals based on the recommendation of our Chief

Executive Officer and after reviewing the company's annual operating plan for fiscal year 2014, as well as its long-term strategic plan. The Compensation Committee weighted each of the three financial goals – revenue, gross margin and fully-diluted earnings per share – equally at 23.3% of the total potential bonus payout, and weighted the strategic component at 30% of the total potential bonus payout, as described in more detail below.

The Compensation Committee then implemented a sliding scale for the corporate financial performance goals that calculated a downward adjustment to 50% of the target bonus amount and an upward adjustment of up to 200% based upon achievement relative to the corporate financial performance goals as set forth in the table below.

Scaled Adjustment of Target Bonus Amounts Based on Total Performance:

Revenue		Threshold	Target	Maximum
Percentage of Achievement:	<85%	85%	100%	158%
Percentage of Target Bonus Amount Paid:	0	50%	100%	200%

Gross Margin		Threshold	Target	Maximum
Percentage of Achievement:	<80%	80%	100%	161%
Percentage of Target Bonus Amount Paid:	0	50%	100%	200%

Fully-Diluted EPS		Threshold	Target	Maximum
Percentage of Achievement:	<53%	53%	100%	171%
Percentage of Target Bonus Amount Paid:	0	50%	100%	200%

The target bonus amount was reduced to zero if the company did not reach at least the threshold percentage achievement level for the corporate financial goal as shown above.

Below is the actual performance with respect to each financial goal compared to the target level for each of these goals established by the Compensation Committee for each executive officer at the beginning of the fiscal year and the achievement level established by the Compensation Committee for the strategic achievement component of the annual bonus.

The Compensation Committee awarded a 138% achievement level with respect to the strategic component of the fiscal year 2014 annual bonus based on its subjective assessment of the company's achievement of strategic

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initiatives and overall performance during the fiscal year. Specifically, the Compensation Committee noted the strategic achievements of the company highlighted in the "Executive Summary" section above, including achievements in the areas of compliance, strategic growth, positioning, organizational development, contracts awarded and innovation, each of which were important to the company but not necessarily reflected in the company's financial performance for fiscal year 2014.

Percentage of Achievement of Corporate Performance Goals

Financial Measure	Performance Goal ($ in millions)	Actual Performance ($ in millions)	Percentage of Achievement	Payout Percentage	Weighting	Weighted Payout Percentage
Revenue	294.6	251.7	85%	52%	23.3%	12%
Gross Margin	112.9	93.6	83%	58%	23.3%	14%
Fully-Diluted EPS(1)	$1.04	$0.56	54%	51%	23.3%	12%
Strategic Goals	N/A	N/A	138%	138%	30.0%	41%
TOTAL BONUS PAYOUT PERCENTAGE						79%

(1)
For bonus determination purposes only, fully-diluted earnings per share for fiscal year 2014 was reduced by $0.04 per share to exclude the increase in fair value of the conversion option of our CybAero convertible bond investment. Our fully-diluted earnings per share for fiscal year 2014 without such reduction was $0.60.

As a result, each of our Named Executive Officers received a fiscal year 2014 annual bonus equal to 79% of his target bonus amount, as set forth in the Summary Compensation Table below.

  Long-Term Incentive Compensation Program

In furtherance of our compensation philosophy that a significant portion of overall compensation for our executive officers, including the Named Executive Officers, should be tied to performance, in July 2010, the Compensation Committee approved a long-term incentive compensation program and has made annual awards under such program to the Named Executive Officers of the company as well as other officers and senior managers. The program is intended to reward the achievement of specific financial objectives over a three-year performance cycle. Under this program, certain employees, including the company's Named Executive Officers, are eligible to receive an award at the end of the three-year performance period based on the achievement of the financial objectives. The awards under the program are granted under the Restated 2006 Plan.

For each performance period under the program, the Compensation Committee determines a goal bonus amount for each executive, as well as financial objectives. A minimum achievement level of 80% relative to each financial objective must be met in order for any award to be paid. An executive's final award amount will be determined based on the highest performance relative to any of the financial goals and will be determined based on a sliding scale between achievement levels as follows:

Highest Level of Achievement Relative to Any Financial Objective	Final Award Value
80% Achievement (Adjusted upward to 85% for the FY 2014-FY2016 Performance Period) (Threshold)	50% of the Goal Bonus Amount
100% Achievement (Target)	100% of the Goal Bonus Amount
150% Achievement (Maximum)	200% of the Goal Bonus Amount

In setting these goal bonus amounts and the achievement levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by Compensia based on our peer group and the survey data. Generally, the Compensation Committee sets the target award levels so that, assuming achievement of the financial objectives established for a performance period, the total compensation for our Named

Executive Officers will be competitive with comparable executives at the companies in our peer group. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in such financial objectives. Since the long-term incentive program was implemented in July 2010, only the award for the two-year performance period comprised of fiscal year 2011 and 2012 has resulted in a payout to our executive officers.

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In no event will an executive receive more than 200% of his or her goal bonus amount. The Compensation Committee is authorized, in its sole discretion, to reduce or eliminate (but not increase) an executive's final award value based on such external factors (whether objective or subjective) as the Compensation Committee deems appropriate. Each executive's goal bonus amount assumes that he or she will be employed on a full-time basis throughout the performance period. An executive's goal bonus amount will be prorated to the extent such executive is working on a part-time basis for any portion of the performance period.

Following the completion of a three-year performance period, the Compensation Committee certifies the company's and the relevant business unit's performance relative to the financial objectives for such performance period. Based on performance relative to the financial objectives, each executive will receive his or her final award. The awards are paid as follows: 50% will be paid in cash as soon as practicable, but in no case later than 30 days following the date on which the Compensation Committee certifies performance relative to the applicable financial objectives, which is referred to as the Certification Date. The remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. The restricted stock units may be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee. In the event an executive's employment terminates before the end of a performance period or prior to the payment and/or vesting of the cash portion of the award or the restricted stock units, the award and the restricted stock units will be forfeited.

The program is intended to be an ongoing program under which the Compensation Committee will grant new long-term incentive compensation awards each year. However, the Compensation Committee is not obligated to grant awards under the program each year, and it may grant awards in any given year with terms that vary from those set forth above in any respect, including, among other things, the performance objectives, the aggregate award values and the performance period. All determinations, interpretations and assumptions relating to the vesting and the calculation of the awards under the program will be made by the Compensation Committee.

Awards Under the Program for the FY2014-FY2016 Performance Period.    In July 2013, the Compensation Committee granted awards under the long-term incentive compensation program for the three-year performance period that will run from the beginning of our 2014 fiscal year through the end of our 2016 fiscal year (such period of time is referred to as the FY2014-FY2016 Performance Period) and established the revenue and operating profits objectives for such FY2014-FY2016 Performance Period.

Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2014-FY2016 Performance Period, the goal bonus amount for each Named Executive Officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal Bonus Amount ($)	Maximum Bonus Amount ($)
Timothy E. Conver	Chairman, President & Chief Executive Officer	387,600	775,200
Jikun Kim	Senior Vice President and Chief Financial Officer	170,240	340,480
Roy Minson	Senior Vice President and General Manager, Unmanned Aircraft Systems	194,940	389,880
Wahid Nawabi	Senior Vice President and General Manager, Efficient Energy Systems	164,160	328,320
Tom Herring[1]	Former Senior Vice President and Chief Operating Officer	228,000	456,000
1
Mr. Herring's employment terminated effective April 30, 2014, at which time he forfeited these awards.

Awards Under the Program for the FY2013-FY2015 Performance Period.    In May 2012, the Compensation Committee granted awards under the long-term incentive compensation program for the three-year performance period that will run from the beginning of our 2013 fiscal year through the end of our 2015 fiscal year (such period of time is referred to as the FY2013-FY2015 Performance Period) and established the revenue and operating profits objectives for such FY2013-FY2015 Performance Period.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2013-FY2015 Performance Period, the goal bonus amount for each Named Executive officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal Bonus Amount ($)	Maximum Bonus Amount ($)
Timothy E. Conver	Chairman, President & Chief Executive Officer	510,000	1,020,000
Jikun Kim	Senior Vice President and Chief Financial Officer	224,000	448,000
Roy Minson	Senior Vice President and General Manager, Unmanned Aircraft Systems	256,000	512,000
Wahid Nawabi	Senior Vice President and General Manager, Efficient Energy Systems	216,000	432,000
Tom Herring	Former Senior Vice President and Chief Operating Officer	300,000	600,000
1
Mr. Herring's employment terminated effective April 30, 2014, at which time he forfeited these awards.

Payout of Awards Under the Program for the FY2012-FY2014 Performance Period.    In May 2011, the Compensation Committee granted awards under the long-term incentive compensation program for the three-year performance period that ran from the beginning of our 2012 fiscal year through the end of our 2014 fiscal year (such period of time is referred to as the FY2012-FY2014 Performance Period) and established the revenue and operating profits objectives for such FY2012-FY2014 Performance Period.

Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2012-FY2014 Performance Period, the goal bonus amount for each Named Executive officer and the maximum value of each such award. The terms of these awards were consistent with the terms of the program described above.

Name	Title	Goal Bonus Amount ($)	Maximum Bonus Amount ($)
Timothy E. Conver	Chairman, President & Chief Executive Officer	496,413	992,826
Jikun Kim	Senior Vice President and Chief Financial Officer	217,360	434,720
Tom Herring	Former Senior Vice President and Chief Operating Officer	217,360	434,720
Roy Minson	Senior Vice President and General Manager, Unmanned Aircraft Systems	217,360	434,720
Wahid Nawabi[1]	Senior Vice President and General Manager, Efficient Energy Systems	172,000	344,000
1
Mr. Nawabi was added to the FY2012-FY2014 long- term compensation plan in December 2011, and received awards for such performance period upon his appointment as Senior Vice President and General Manager, Efficient Energy Systems.

For the awards under the long-term incentive compensation program for the FY2012-FY2014 Performance Period, the Compensation Committee established the following long-term compensation plan corporate financial objectives:

Financial Measure	Objective
Revenue	$1,521.9 million
Operating Profits	$195.5 million

Following the completion of fiscal year 2014, the Compensation Committee determined that the company's cumulative revenue was $816.9 million for the FY2012-FY2014 Performance Period, missing the objective by 46%, and that its cumulative operating profits for the FY2012-FY2014 Performance Period were $59.3 million, missing the objective by 70%. Accordingly, each Named Executive Officer's long-term compensation plan award for the FY2012-FY2014 Performance Period was forfeited and no amounts were paid in respect of such awards.

  Equity Compensation

We use equity awards to motivate our executive officers, including the Named Executive Officers, to increase the long-term value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. These equity awards, which include stock options and restricted stock awards, are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers' management of our business.

The size and form of these equity awards is determined by the Compensation Committee in its discretion. We use stock options as one of our long-term incentives because, in addition to providing our executive officers with the opportunity to develop a stock ownership stake in our company, they result in compensation only to the extent that the market price of our common stock increases over the option term. We use restricted stock and restricted stock units as

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long-term incentives because they reward our executive officers for improved stock price performance, but also encourage executive retention as these awards maintain value even during periods when there is volatility in our stock price. As described above under "Long-Term Incentive Compensation," 50% of each Named Executive Officer's long-term incentive compensation award, if any, for each performance period will be paid in restricted stock units.

In making equity awards to our executive officers, the Compensation Committee considers various factors, including, but not limited to, the recommendations of our Chief Executive Officer, the role and responsibilities of the executive officer, past performance, future planned contributions, and prior equity awards.

As noted above, the Compensation Committee has the discretion to determine which executive officers will receive equity awards, as well as the amount of any such awards. Typically, the Compensation Committee grants equity awards only on the dates of its regularly-scheduled committee meetings, without regard to the timing of the release of material information about us. All stock options are granted with an exercise price equal to the closing market price of our common stock on the date of grant. Generally, stock options vest in five equal installments on each of the first five anniversaries of the date of grant.

Fiscal Year 2014 Stock Option, Restricted Stock and Restricted Stock Unit Grants.    In June 2013, the Compensation Committee awarded stock options and a restricted stock award to Mr. Conver consistent with the objective of the company's compensation program to ensure that our executive officers have financial incentives to achieve substantial growth in stockholder value. These awards are detailed in the Grants of Plan-Based Awards table below. None of our other Named Executive Officers received stock option or restricted stock awards during fiscal year 2014. The committee provided Mr. Conver with an equity award because his cash compensation was substantially below amounts paid to chief executive officers at comparable companies based on the competitive market data provided by Compensia based on our peer group and the survey data.

In determining the grants of options and restricted stock for Mr. Conver, the Compensation Committee considered the company's overall long-term incentive guidelines for all executives, which attempt to balance, in the context of the competitive market for executive talent, the benefits of incentive compensation tied to performance of the company's stock with the dilutive effect of equity compensation awards.

Other Compensation

  Employee Benefit Plans

We maintain various broad-based employee benefit plans for our employees. Except as described below, our executive officers, including the Named Executive Officers, participate in these plans on the same terms as other eligible employees, subject to any applicable limits on the amounts that may be contributed on behalf of or paid to our executive officers under these plans.

We have established a tax-qualified Section 401(k) retirement savings plan for our salaried U.S. employees who satisfy certain eligibility requirements. We intend for this plan to qualify under Section 401(a) of the Code so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Pursuant to the Section 401(k) plan, in the case of participants who contribute a portion of their annual base salary to the plan, we provide a matching contribution of up to 5.75% of such annual base salary. The matching contributions made to the accounts of the Named Executive Officers during fiscal year 2014 are set forth in the Summary Compensation Table below.

We also maintain other benefit plans for our employees, which include medical and dental benefits, medical and dependent care flexible spending accounts, long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Except as noted in the following sentences, these benefits are provided to our executive officers on the same general terms as to all of our salaried U.S. employees. Certain employees receive higher disability insurance benefits than other employees based on a threshold base compensation level. Our executive officers, including the Named Executive Officers, receive higher life, accidental death, and dismemberment insurance benefits than our other employees.

We design our employee benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Perquisites and Personal Benefits

We do not view perquisites or other personal benefits as a significant component of our executive compensation program. From time to time, however, we have provided perquisites to certain of our executive officers to ensure that their compensation packages are competitive. As described above, in fiscal year 2014, we provided our executive officers with life, accidental death, and dismemberment insurance benefits in an amount exceeding that offered to our non-executive employees.

We provided our Chief Executive Officer with a company automobile and contractually agreed to pay for his retirement health benefits. Pursuant to this commitment, we will provide supplemental medical coverage for our Chief Executive Officer and his spouse, effective upon his retirement.

In February 2013, we entered into an agreement with Mr. Nawabi pursuant to which we agreed to provide him with up to $300,000 in relocation benefits. To the extent Mr. Nawabi's relocation expenses did not equal or exceed $300,000 during fiscal year 2014, the company agreed to pay him the remaining balance as a cash bonus, which amount was paid in August 2014.

The amounts of the perquisites and other personal benefits provided to the Named Executive Officers in fiscal year 2014 are disclosed in the Summary Compensation Table below.

  Stock Ownership Guidelines for Executive Officers

To further link the long-term economic interests of our executive officers directly to that of our stockholders, our board of directors adopted stock ownership guidelines for the executive officers in August 2013. The guidelines provide that the company's executive officers are expected to, within five years of the later of August 6, 2013 or the date on which such person is appointed to his or her position, own shares of the company's common stock with a market value of no less than four times current annual base salary with respect to the Chief Executive Officer and no less than two times current annual base salary with respect to the other executive officers. In addition, any shares of our common stock held by an executive officer in margin accounts or pledged as collateral for a loan will not be counted for purposes of satisfying the ownership guidelines. The table below shows each executive's equity ownership in the company as a multiple of salary and the minimum ownership level required pursuant to these guidelines for each of our executive officers as of July 31, 2014:

Name	Dollar Value of Equity Ownership as a Multiple of Base Salary ($)[1]	Minimum Ownership Level Required as a Multiple of Base Salary
Timothy E. Conver	167.0x	4x
Cathleen Cline	8.6x	2x
Jikun Kim	1.8x	2x
Roy Minson	1.1x	2x
Wahid Nawabi	0.8x	2x
Doug Scott	0.1x	2x
1
For each executive, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such executive, multiplied by the closing price of $31.49 per share of our common stock on July 31, 2014, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such executive exceeds the exercise price of such stock options, if any, by (b) such executive's base salary.

Stock ownership guidelines for our non-employee directors are described above under "Director Compensation – Stock Ownership Guidelines for Non-Employee Directors."

  Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require executives to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

  Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by executive officers. All trades by executive officers must be pre-cleared. Furthermore, no executive officer may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Compensation Recovery Policy

In August 2013, we implemented an incentive compensation "clawback" policy under which our board of directors may require reimbursement or forfeiture of incentive compensation from an executive officer in the event the officer's wrongdoing later is determined by our board of directors to have resulted in a material negative restatement of the company's financial results. We believe that by providing the company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the company further demonstrates its commitment to strong corporate governance. This compensation recovery policy is in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Under our compensation recovery policy, if the board of directors determines that a material negative financial restatement was caused by an executive officer's gross negligence or willful misconduct, it may require reimbursement from the executive officer for vested incentive compensation and/or the forfeiture of unvested or unpaid incentive compensation. The amount of vested compensation that may be recovered is the portion of any bonus paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the company's financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation awarded, vested and/or paid during the two years prior to the date on which the company is required to prepare an accounting restatement.

Tax and Accounting Considerations

  Deductibility of Executive Compensation

Generally, Section 162(m) of the Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and certain other executive officers. Remuneration in excess of $1 million may be deducted if, among other things, it qualifies as "performance-based compensation" within the meaning of the Code.

The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee reserves the right to approve elements of compensation for certain officers that are not fully deductible in the future in appropriate circumstances.

  Taxation of "Parachute" Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that we, or our successor, may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during fiscal year 2014 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a "gross-up" or other reimbursement.

  Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.

Risk Oversight of Compensation Programs

In August 2014, we conducted a risk assessment of our compensation policies and practices for our employees, including those relating to our executive compensation program. This risk assessment included a review of all our employee compensation programs, including our executive officer compensation program. Based on this assessment, we believe that these compensation programs have

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

been appropriately designed to attract and retain talent and properly incent our employees while ensuring that they do not encourage excessive risk taking. We further believe that we have an effective system of controls and procedures in place to ensure that our employees, including our executive officers, are not encouraged to take unnecessary or excessive risks in managing our business. In addition, our recently adopted compensation recovery policy provides our board of directors with an additional risk mitigation tool by allowing the board to hold employees accountable for improper actions that run counter to the company's objectives or inflate incentive compensation payable to executives. Likewise, our recently adopted stock ownership guidelines for executives help to further align executive interests with those of stockholders and provide an additional risk mitigation tool.

In reaching this conclusion, we note the following policies and practices which are intended to enable us to effectively monitor and manage the risks associated with our compensation programs:

•

Most of our incentive compensation plans, including our annual cash bonus program, permit the Compensation Committee to exercise its discretion to select performance measures and set target levels, monitor performance and determine final payouts;

•

Each of our compensation programs is subject to oversight by a broad-based group of functions within the company, including human resources, finance and legal and at multiple management levels within the company;

•

Employee compensation reflects a balanced mix of programs that focus our employees on achieving both short-term and long-term goals and that provide a balanced mix of fixed and variable compensation;

•

There are caps on the maximum payouts available under certain programs, including our annual cash bonus program and our long-term incentive program; and

•

Equity awards granted to employees are subject to multi-year service-based vesting conditions.

We discussed the findings of our risk assessment with the Compensation Committee. Based upon this assessment, we believe that our compensation policies and practices do not encourage unnecessary or excessive risk taking and are not reasonably likely to have a material adverse effect on the company.

   EXECUTIVE COMPENSATION TABLES

 EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth, as to each person serving as Chief Executive Officer and Chief Financial Officer during fiscal year 2014, and the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of fiscal year 2014 whose compensation exceeded $100,000, or the Named Executive Officers, information concerning all compensation paid for services to us in all capacities for fiscal years 2012, 2013 and 2014.

Name and Principal Positions	Year	Salary ($)	Bonus ($)		Non-Equity Incentive Plan Compensation ($)[1]	Stock Awards ($)[2]	Option Awards ($)[2]	All Other Compensation ($)[3]		Total ($)
Timothy E. Conver	2014	510,016	—		306,204	690,900	453,764	24,450		1,985,334
President, Chairman,	2013	509,231	—		—	133,225	—	26,728		669,184
and Chief Executive Officer	2012	495,552	—		694,007	—	—	10,313		1,199,872
Jikun Kim	2014	290,779	—		134,490	—	—	15,364		440,633
Senior Vice President and	2013	290,300	—		—	408,484	238,800	14,786		952,370
Chief Financial Officer	2012	286,556	—		292,629	—	166,800	62,144		808,129
Roy Minson[4]	2014	285,002	—		154,003	—	—	15,273		454,278
Senior Vice President and	2013	285,550	—		—	414,758	238,800	15,071		954,179
General Manager, Unmanned
Aircraft Systems
Wahid Nawabi	2014	280,390	264,968	[5]	129,686	—	—	51,363		726,407
Senior Vice President and	2013	269,716	—		—	411,291	238,800	50,473		970,280
General Manager, Efficient	2012	91,809	47,082		120,890	—	387,000	11,217		657,998
Energy Systems
Tom Herring[6]	2014	300,019	—		—	—	—	236,271	[7]	536,290
Former Senior Vice President and	2013	307,904	—		—	414,758	238,800	16,069		977,531
Chief Operating Officer	2012	270,968	—		325,680	—	524,100	24,450		1,145,198
1
For 2012, this column reflects the sum of (a) the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan in July 2012 for fiscal year 2012 performance and (b) the cash payments earned by the Named Executive Officers under our long-term incentive program for the FY2011-FY2012 Performance Period, which were paid in July 2012 following the Compensation Committee's certification of performance for such period. For 2014, this column reflects the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan in July 2014 for fiscal year 2014 performance.

2
The value of the equity awards equals their grant date fair value as computed in accordance with ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 11 to the financial statements included in our annual report on Form 10-K for our 2014 fiscal year, as filed with the SEC. The amounts shown in the table do not necessarily reflect the actual value that may be recognized by the Named Executive Officers.

None of the long-term incentive compensation awards granted to the Named Executive Officers during fiscal year 2014 with performance conditions for the FY2014-FY2016 Performance Period were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such performance awards for purposes of the Summary Compensation Table was zero. The full grant date fair value of awards which vest upon achieving performance conditions, assuming that the highest level of performance will be achieved in each case, is, however, set forth in the table below. For more information about the long-term incentive compensation awards granted to the Named Executive Officers during fiscal year 2014, please see the Grants of Plan-Based Awards Table below.

Name	Grant Date Fair Value of Long-Term Incentive Compensation Awards Granted in FY 2014 ($)
Timothy E. Conver	775,200
Jikun Kim	340,480
Roy Minson	389,880
Wahid Nawabi	328,320
Tom Herring	456,000
3
These amounts represent the aggregate incremental cost to the company with respect to the perquisites and other personal benefits provided to the Named Executive Officer in fiscal years 2012 through 2014. For fiscal year 2014, the amounts include (a) our

   EXECUTIVE COMPENSATION TABLES

  matching contributions to the 401(k) Plan, (b) life insurance premiums (c) automobile allowances, (d) relocation costs and (e) severance and consulting payments as follows:

Name	Year	401(k)	Life	Auto	Relocation	Severance and Consulting Payments	Total
Timothy E. Conver	2014	$14,663	$7,634	$2,153	—	—	$24,450
Jikun Kim	2014	$14,663	$731	—	—	—	$15,364
Roy Minson	2014	$14,663	$610	—	—	—	$15,273
Wahid Nawabi	2014	$15,811	$520	—	$35,032	—	$51,363
Tom Herring	2014	$13,999	$1,272	—	—	$221,000	$236,271
4
Mr. Minson joined us in April 2010 as our Vice President of Business Development and Deputy General Manager, Unmanned Aircraft Systems. Mr. Minson was appointed as our Senior Vice President and General Manager, Unmanned Aircraft Systems, in May 2012.

5
In February 2013, we entered into an agreement with Mr. Nawabi pursuant to which we agreed to provide him with up to $300,000 in relocation benefits. The amount in this column represents the remaining portion of the relocation benefit earned by Mr. Nawabi during fiscal year 2014 after reimbursement for relocation costs incurred by him during fiscal year 2014 (which amounts are reflected in the "All Other Compensation" column), which amount was paid to Mr. Nawabi in August 2014.

6
Mr. Herring's employment as our Senior Vice President and Chief Operating Officer ceased effective April 30, 2014. Mr. Herring joined us in November 2008. Mr. Herring became the Senior Vice President and General Manager of our Unmanned Aircraft Systems business in March 2010 and our Chief Operating Officer in May 2012.

7
$221,000 of this amount represents severance payments Mr. Herring received in connection with the termination of his employment.

Grants of Plan-Based Awards

The following table provides information with respect to plan-based awards granted to the Named Executive Officers during fiscal year 2014.

											Grant Date Fair Value of Stock and Option Awards ($)[3]
								All Other Stock Awards: Number of Shares of Stock or Units (#)[1]	All Other Option Awards: Number of Securities Underlying Options (#)[2]
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)

Equity Awards
Timothy E. Conver	6/12/13	—	—	—	—	—	—	35,000	—	—	690,900
	6/12/13	—	—	—	—	—	—	—	50,000	19.74	453,764
Annual Executive Cash Bonus Plan[4]
Timothy E. Conver	6/12/13	193,800	387,600	775,200	—	—	—	—	—	—	—
Jikun Kim	6/12/13	85,120	170,240	340,480	—	—	—	—	—	—	—
Roy Minson	6/12/13	97,470	194,940	389,880	—	—	—	—	—	—	—
Wahid Nawabi	6/12/13	82,080	164,160	328,320	—	—	—	—	—	—	—
Tom Herring	6/12/13	114,000	228,000	456,000	—	—	—	—	—	—	—
Long-Term Incentive Compensation Plan FY2014-FY2016 Performance Period[5]
Timothy E. Conver	7/10/13	96,900	193,800	387,600	96,900	193,800	387,600	—	—	—	775,200
Jikun Kim	7/10/13	42,560	85,120	170,240	42,560	85,120	170,240	—	—	—	340,480
Roy Minson	7/10/13	48,735	97,470	194,940	48,735	97,470	194,940	—	—	—	389,880
Wahid Nawabi	7/10/13	41,040	82,080	164,160	41,040	82,080	164,160	—	—	—	328,320
Tom Herring	7/10/13	57,000	114,000	228,000	57,000	114,000	228,000	—	—	—	456,000
1
The restricted stock award vests in five equal annual installments, with the first installment vesting on July 11, 2014.

2
The stock option award vests in five equal annual installments, with the first installment vesting on July 11, 2014.

3
Represents the grant date fair value of the stock awards as determined under ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 11 to the financial statements included in our annual report on Form 10-K for our 2014 fiscal year, as filed with the SEC. For the restricted stock units that may be earned under the long-term incentive compensation program with respect to the FY2014-FY2016 Performance Period, the grant date fair value was calculated based on the maximum value of such awards which may vest upon achieving performance conditions, assuming that the highest level of performance will be achieved. None of the long-term incentive compensation awards granted to the Named Executive Officers during fiscal year 2014 with performance conditions were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such performance awards for purposes of the Summary Compensation Table was zero.

   EXECUTIVE COMPENSATION TABLES

4
The Compensation Committee established maximum cash bonus and target bonus levels for the Named Executive Officers under our annual executive cash bonus plan in June 2013. The determination of the bonuses payable to the Named Executive Officers for fiscal year 2014 is described in the Compensation Discussion and Analysis section above. These columns show the range of bonus amounts for each Named Executive Officer from the threshold to the maximum based on the maximum permissible bonus amount set at the beginning of the fiscal year.

5
The Compensation Committee established threshold, target and maximum award levels for each of the Named Executive Officers under our long-term incentive compensation plan in June 2013. The determination of the cash and restricted stock units that will be payable to the Named Executive Officers following completion of the FY2014-FY2016 Performance Period is described in the Compensation Discussion and Analysis section above. These columns show the range of cash awards for each Named Executive Officer from the threshold to the maximum based on the maximum permissible award for each performance period set in June 2013. Provided that the threshold performance goals for a performance period are achieved, the Named Executive Officers' long-term incentive compensation awards will be paid as follows: 50% will be paid in cash as soon as practicable following the Certification Date for the applicable performance period and the remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. The amounts shown in the table reflect the estimated payment levels for each performance period in cash and in restricted stock units at threshold, target and maximum performance. The "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" columns show the estimated cash payments and the "Estimated Future Payouts Under Equity Incentive Plan Awards" columns show the value of the restricted stock units that would be issued. The actual number of restricted stock units issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period and our stock price on the Certification Date. In addition, the restricted stock units may be settled in cash or in shares of company common stock, in the discretion of the Compensation Committee.

   EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to equity awards held by each of the Named Executive Officers as of April 30, 2014.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards:
								Market Value of Shares or Units of Stock that Have not Vested ($)[2]	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
		Number of Securities Underlying Unexercised Options[1]				Number of Shares or Units of Stock that Have not Vested (#)
				Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exercisable (#)	Unexercisable (#)
Timothy E. Conver	7/10/13	—	—	—	—	—		—	—	[3]	96,900	[3]
	6/12/13	—	50,000	19.74	6/12/23	—		—	—		—
	6/12/13	—	—	—	—	35,000	[4]	1,181,950	—		—
	5/30/12	—	—	—	—	—		—	—	[3]	127,500	[3]
	6/22/07	98,310	—	22.38	6/22/17	—		—	—		—
Jikun Kim	7/10/13	—	—	—	—	—		—	—	[3]	42,560	[3]
	4/22/13	6,000	24,000	18.07	4/22/23	—		—	—		—
	4/22/13	—	—	—	—	20,000	[5]	675,400	—		—
	5/30/12	—	—	—	—	—		—	—	[3]	56,000	[3]
	5/11/11	—	12,000	29.79	5/11/21	—		—	—		—
	6/22/10	—	12,000	24.57	6/22/20	—		—	—		—
	3/11/10	—	—	—	—	2,000	[6]	67,540	—		—
	6/1/09	—	—	—	—	1,200	[7]	40,524	—		—
Roy Minson	7/10/13	—	—	—	—	—		—	—	[3]	48,735	[3]
	4/22/13	6,000	24,000	18.07	4/22/23	—		—	—		—
	4/22/13	—	—	—	—	20,000	[5]	675,400	—		—
	5/30/12	—	—	—	—	—		—	—	[3]	64,000	[3]
	3/1/12	—	—	—	—	6,000	[8]	202,620	—		—
	5/11/11	—	—	—	—	6,000	[9]	202,620	—		—
	6/30/10	9,000	6,000	26.18	6/30/20	—		—	—		—
	5/2/10	—	—	—	—	6,000	[10]	202,620	—		—
Wahid Nawabi	7/10/13	—	—	—	—	—		—	—[3]		41,040	[3]
	4/22/13	6,000	24,000	18.07	4/22/23	—		—	—		—
	4/22/13	—	—	—	—	20,000	[5]	675,400	—		—
	6/21/12	—	—	—	—	968	[11]	32,689	—		—
	5/30/12	—	—	—	—	—		—	—	[3]	54,000	[3]
	3/1/12	20,000	30,000	28.72	3/1/22	—		—	—		—
Tom Herring	7/10/13	—	—	—	—	—		—	—	[3]	57,000	[3]
	4/22/13	6,000	24,000	18.07	4/22/23	—		—	—		—
	4/22/13	—	—	—	—	20,000	[5]	675,400	—		—
	5/30/12	—	—	—	—	—		—	—	[3]	75,000	[3]
	3/1/12	6,000	24,000	28.72	3/1/22	—		—	—		—
	5/11/11	—	21,000	29.79	5/11/21	—		—	—		—
	3/11/10	—	10,000	23.06	3/11/20	—		—	—		—
	3/11/10	—	—	—	—	2,000	[5]	67,540	—		—
1
Except as otherwise noted, all stock option awards vest in five equal annual installments beginning on the first anniversary of the date of grant (other than the stock option award granted to Mr. Conver on June 12, 2013, which vests in five equal annual installments with the first installment vesting on July 11, 2014).

2
Calculated using the closing price per share of our common stock of $33.77 on April 30, 2014.

3
Represents the value of awards that may be paid to the Named Executive Officers in the form of restricted stock units under our long-term incentive program for the FY2013-FY2015 Performance Period and the FY2014-FY2016 Performance Period at threshold performance. Provided that the threshold performance goals for a performance period are achieved, the Named Executive Officers' long-term incentive compensation awards will be paid as follows: 50% will be paid in cash as soon as practicable following the Certification Date for the applicable performance period, and the remaining 50% will be paid in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units will vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period. If such restricted stock units are earned, they would vest in two equal installments on the last day of the first and second fiscal years following the completion of the

   EXECUTIVE COMPENSATION TABLES

  relevant performance period. If target or maximum performance is achieved for either performance period, the respective value of the restricted stock units that would be paid for each performance period would be as follows:

	FY2013-FY2015 Performance Period		FY2014-FY2016 Performance Period
	Target Value ($)	Maximum Value ($)	Target Value ($)	Maximum Value ($)
Timothy E. Conver	255,000	510,000	193,800	387,600
Jikun Kim	112,000	224,000	85,120	170,240
Roy Minson	128,000	256,000	97,470	194,940
Wahid Nawabi	108,000	216,000	82,080	164,160
Tom Herring	150,000	300,000	114,000	228,000

  The actual number of restricted stock units issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period and our stock price on the Certification Date. The value of the restricted stock units that may be received by an executive will depend on our stock price on the payment date. In addition, the restricted stock units may be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee.

4
The restricted stock award vests in five equal annual installments, with the first installment vesting on July 11, 2014.

5
The restricted stock award vests in five equal annual installments, with the first installment vesting July 11, 2014.

6
The restricted stock award vests in five equal annual installments, with the first installment vesting March 15, 2011.

7
The restricted stock award vests in five equal annual installments, with the first installment vesting July 10, 2011.

8
The restricted stock award vests in five equal annual installments, with the first installment vesting April 4, 2013.

9
The restricted stock award vests in five equal annual installments, with the first installment vesting July 11, 2012.

10
The restricted stock award vests in five equal annual installments, with the first installment vesting June 30, 2011.

11
The restricted stock award vests in two equal annual installments, with the first installment vesting July 11, 2013.

Option Exercises in Fiscal Year 2014

The following table provides information on stock option exercises for each of the Named Executive Officers during fiscal year 2014.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Timothy E. Conver	—	—
Jikun Kim	26,000	248,342
Roy Minson	—	—
Wahid Nawabi	—	—
Tom Herring	55,000	635,877

   EXECUTIVE COMPENSATION TABLES

Stock Vested in Fiscal Year 2014

The following table provides information on stock award vesting for each of the Named Executive Officers during fiscal year 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Timothy E. Conver	2,739	92,496
Jikun Kim	4,168	131,981
Roy Minson	8,097	214,306
Wahid Nawabi	968	20,318
Tom Herring	3,897	134,526

Potential Payments Upon Termination or Change in Control

We do not have formal employment agreements with our Named Executive Officers that provide for payments upon termination or a change in control.

Effective April 30, 2014, Thomas Herring ceased serving as our Senior Vice President and Chief Operating Officer. The functions previously reporting to Mr. Herring were redistributed to other members of our executive management team. The terms and conditions of his departure from the company are contained in a letter agreement with Mr. Herring dated April 29, 2014. Pursuant to the letter agreement, we agreed to pay Mr. Herring $215,000, less applicable tax and other withholdings. In addition, we agreed to enter into a consulting agreement with Mr. Herring on terms acceptable to the company, for a six-month period beginning on May 1, 2014, with a monthly retainer of $1,000. Mr. Herring ceased to be eligible to participate in any bonus, incentive compensation, retirement or other compensation or benefit plans as of April 30, 2014, but retains all vested benefits. He also reaffirmed his existing confidentiality obligations and further agreed to customary provisions relating to non-disparagement, cooperation and the release of certain claims.

   AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors serves as the representative of the board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee is made up solely of independent directors, as defined in the applicable SEC and Nasdaq rules, and operates under a written charter adopted by the board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Management has responsibility for preparing our financial statements, as well as for our financial reporting process. Ernst & Young LLP, acting as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States. The Audit Committee periodically meets with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

In this context, the Audit Committee hereby reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2014 with management.

(2)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 16 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with such firm its independence from the company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 30, 2014, for filing with the SEC.

                      Audit Committee
                      Joseph F. Alibrandi
                      Edward R. Muller
                      Stephen F. Page

   ITEM 3 – RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

ITEM 3 – RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2015. Ernst & Young LLP served as our independent registered public accounting firm in fiscal year 2014. The services provided to us by Ernst & Young LLP for the last two fiscal years are described under the caption "Audit-Related Matters – Fees Paid to Independent Auditors" below. Stockholder approval of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required. Our board believes that obtaining stockholder ratification of the selection of Ernst & Young LLP is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholder approval. The Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF SELECTION OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees Paid to Independent Auditors

We engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended April 30, 2012, 2013 and 2014, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q. Our Audit Committee approved the engagement of Ernst & Young LLP. The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years ended April 30, 2014 and 2013.

	FY2013 Fees	FY2014 Fees
Audit Fees	$610,000	$660,000
Audit-Related Fees	—	—
Tax Fees	$249,000	$327,000
All Other Fees	$1,995	$1,995
Total

Audit Fees.    This category includes fees associated with our annual audit and the audit of internal control over financial reporting, the review of the company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit Related Fees.    This category includes fees for services that are reasonably related to the performance of the audit or review of financial statements but are not included in "Audit Fees."

Tax Fees.    This category consists of fees for tax advice, planning and compliance principally in connection with the preparation of our tax returns and assistance with governmental tax audits.

   ITEM 3 – RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

All Other Fees.    This category consists of fees for services that are not included in the above categories and primarily includes fees for obtaining access to an online accounting research tool.

Pre-Approval Policy of the Audit Committee

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent registered public accounting firm be pre-approved by the Audit Committee, or a designated Audit Committee member. These services may include audit services, audit-related services, tax services and other services. All permissible non-audit services provided by our independent registered public accounting firm have been pre-approved by the Audit Committee or a designated Audit Committee member. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants' independence and determined that it is consistent with such independence.

   ITEM 3 – RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

STOCKHOLDER PROPOSAL

The following proposal was submitted by Engaged Capital and will be voted on at the annual meeting of stockholders. Approval of the following proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the annual meeting. In accordance with federal securities regulations, we have included the stockholder proposal and accompanying supporting statement exactly as submitted by the proponent. To make sure that readers can easily distinguish between material provided by the proponent and material provided by the company, we have put a box around the material provided by the proponent.

ITEM 4 – STOCKHOLDER PROPOSAL REGARDING THE DECLASSIFICATION OF THE BOARD OF DIRECTORS

Engaged Capital Master Feeder I, LP, 610 Newport Center Drive, Suite 250, Newport Beach, CA 92660, owners of 27,098 shares of common stock, submitted the following proposal.

   ITEM 4 – STOCKHOLDER PROPOSAL REGARDING THE DECLASSIFICATION OF THE BOARD OF DIRECTORS

Proposal:

RESOLVED, that the stockholders of AeroVironment, Inc. (the "Company") urge the Board of Directors (the "Board") to take all necessary steps (other than any steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors elected at or after the annual meeting held in 2014 be elected on an annual basis. Implementation of this proposal should not prevent any director elected prior to the annual meeting held in 2014 from completing the term for which such director was elected.

Supporting Statement:

When directors are held accountable for their actions, they perform better. This resolution urges the Board to facilitate a declassification of its structure, which would enable stockholders to register their views on the performance of all directors at each annual meeting. Annual elections make directors more accountable to stockholders and could meaningfully contribute to improving performance and increasing stockholder value.

Last year we called for the Board to proactively begin the declassification process, rather than wait for a stockholder proposal. The Board chose to disregard stockholder input and failed to begin the declassification process. Good corporate governance would have led the Board to proactively declassify last year.

We remain committed to improving corporate governance at the Company for the benefit of all stockholders. We believe that the declassification of the Board will allow more productive stockholder engagement and will help the Company achieve its optimal valuation.

Although this proposal is non-binding in nature, we believe it will serve as a referendum for stockholders to demonstrate their strong dissatisfaction with the Company's choice of remaining with a staggered Board and encourage the Company to take responsibility for improving its governance regimen. At last year's annual meeting, the Company's director nominees ran unopposed, yet one received over 14% withhold votes and the other two over 6% withhold votes with respect to their elections. These results reflect a deep dissatisfaction with the Board and the performance of the Company.

A classified Board is not in the best interests of the Company and its stockholders. It reduces accountability and is an unnecessary anti-takeover device. Stockholders should have the opportunity to annually evaluate and replace ineffective and underperforming directors to keep the Board focused on performance and maximizing stockholder value.

WE STRONGLY URGE ALL STOCKHOLDERS TO VOTE FOR THIS PROPOSAL.

   STATEMENT AGAINST STOCKHOLDER PROPOSAL REGARDING DECLASSIFICATION OF THE BOARD

STATEMENT AGAINST STOCKHOLDER PROPOSAL REGARDING DECLASSIFICATION OF THE BOARD

Our Nominating and Corporate Governance Committee, composed entirely of independent directors, regularly evaluates corporate governance issues affecting the company, including our current classified board structure. In connection with its consideration of this stockholder proposal, the committee considered the history and purpose of the classified board structure, the current industry environment and data on the effects of a classified board. After careful consideration, the committee believes that a classified board structure continues to be in the best interests of the company and our stockholders. Our board of directors concurs with this belief and unanimously recommends that you vote "AGAINST" this proposal.

Accountability to Stockholders.    The stockholder proposal states that the reason for the proposal is to hold our directors accountable for their actions. Our directors have been and continue to be accountable to the company and its stockholders under the classified board structure. Every director is required to act in accordance with his fiduciary duties to the company and its stockholders, regardless of how often he stands for election. The board has implemented broad measures to ensure accountability of its directors, including the adoption of our Code of Business Conduct and Ethics. In addition, the board requires an annual self-assessment of the performance of the board of directors and its committees, which is led by the Nominating and Corporate Governance Committee. The committee also considers the performance of each current director when determining whether or not to recommend the nomination of such director for an additional term. The board is sensitive to important stockholder issues and has established ways for stockholders to communicate such issues directly to the board. Additionally, any director, or the entire board, may be removed from office at any time if there is "cause" for the removal. As a result, the stability and continuity benefits of a classified board structure described below do not require any sacrifices of director accountability.

Stability, Continuity and Experience.    Our board of directors is structured into classes to provide stability, enhance long-term planning and ensure that, at any given time, there are directors serving on the board who are familiar with the company, its businesses, and its long-term strategic goals. A classified board ensures that a majority of the directors at any time will have a strong historical perspective on the company's operations and the industries in which it operates and an in-depth knowledge of the company and its strategic goals. We believe that these experienced directors are better positioned to view fundamental business decisions with a long-term perspective, which allows them to make decisions that are in the best interests of the company and its stockholders over the long-term while understanding short-term needs and objectives. Abrupt changes in corporate policies based on short-term objectives or the special interests of a select group of stockholders would unnecessarily disrupt these goals and our ability to maximize stockholder value.

Enhanced Independence of the Board.    The board believes that electing directors to three-year terms, rather than one-year terms, enhances the independence of non-employee directors by providing them with a longer assured term of office, thereby insulating them from pressures from management, activist investors or other special interest groups who might have an agenda contrary to the long-term interests of all stockholders. The current classified board structure permits our directors to act independently and to focus on the long-term interests of the company and all of its stockholders without the unnecessary pressure that would be created by annual elections.

Director Quality.    The classified board structure strengthens the ability of the company to recruit high quality directors who are willing to make a significant commitment to the company and its stockholders for the long term. It is particularly important that directors make the commitment to serve for a three-year term given the time required to properly understand the company's complex operations, the industries in which it operates and its

   STATEMENT AGAINST STOCKHOLDER PROPOSAL REGARDING DECLASSIFICATION OF THE BOARD

long-term growth strategy. This lasting dedication allows the company to achieve our strategic goals and provide long-term stockholder value.

Experienced directors who are knowledgeable about the company's business are better positioned to make decisions that are in the best interests of the company and its stockholders. Given the current climate in which many qualified individuals are increasingly reluctant to serve on boards of public companies, the company believes that it is important to recruit qualified director candidates willing to commit to serve on the board for at least a three-year period.

Classified Board Enhances Stockholder Value in the Event of an Unsolicited Acquisition Offer.    Our classified board structure protects our stockholders by encouraging persons or firms making unsolicited takeover bids to negotiate directly with our board, and better positions our board to negotiate effectively on behalf of our stockholders to realize the greatest possible stockholder value. The classified board structure is designed to safeguard against a hostile purchaser replacing a majority of our directors with its own nominees at a single annual meeting of stockholders, thereby gaining control of the company and its assets without paying fair market value to its stockholders. A classified board does not preclude a takeover, but rather provides our board the time and flexibility necessary to be in the best position to evaluate the adequacy and fairness of proposed offer(s), consider alternative methods of maximizing stockholder value, protect all stockholders against abusive tactics during a takeover process, and, as appropriate, negotiate the best possible return for all stockholders, without the threat of imminent removal of a majority of the members of our board of directors. Our board has a fiduciary duty under the law to act in a manner that it believes to be in the best interests of the company and our stockholders. Elimination of the classified board structure would make it more difficult for our independent, stockholder-elected board to preserve and maximize value for all stockholders in the event of an unsolicited takeover bid.

The affirmative vote of at least a majority of the voting power of the shares present, in person or by proxy, and entitled to vote (excluding broker non-votes) is required to approve the stockholder proposal. It is intended that, unless otherwise instructed, shares represented by proxy will be voted "AGAINST" the stockholder proposal to declassify our board.

Stockholders should be aware that approval of the proposal would not in itself declassify our board of directors. Approval of the proposal would only advise our directors that a majority of our stockholders voting at the meeting favor a change and would prefer that our board take the necessary steps to end the staggered system of electing directors. Consistent with its fiduciary duties, if stockholders voted in favor of the proposal, our board would reevaluate its position with respect to our classified board structure. Should our board of directors determine to declassify the board, under Delaware law, the action would require an amendment to our certificate of incorporation which must first be approved by the board and then approved by the affirmative vote of the holders of at least 66 2/3% of our outstanding common stock at a subsequent stockholder meeting. There can be no assurance that any such approval could be obtained in the near term, or at all.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST"
APPROVAL OF THE STOCKHOLDER PROPOSAL REGARDING THE
DECLASSIFICATION OF OUR BOARD OF DIRECTORS.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You have received these proxy materials because you are an AeroVironment, Inc. stockholder, and our board of directors is soliciting authority, or proxy, to vote your shares at the 2014 annual meeting of stockholders. The proxy materials include our notice of annual meeting of stockholders, proxy statement and 2014 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the annual meeting. The proxy cards are being solicited on behalf of our board of directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the meeting, and provide updated information about our company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to stockholders on or about September 10, 2014.

Four proposals are scheduled to be voted on at the annual meeting:

•

Proposal 1: Election of Joseph F. Alibrandi and Stephen F. Page, each to serve as a Class II director for a three-year term;

•

Proposal 2: Approval on an advisory basis of the compensation of our Named Executive Officers;

•

Proposal 3: Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015; and

•

Proposal 4: Advisory vote on a stockholder proposal seeking the declassification of our board of directors.

Why is it so important that I promptly vote my shares?

We value your input. Regardless of the number of shares you hold and whether you plan to attend the annual meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.

Can I access the proxy materials on the internet?

Yes. The company's proxy statement and 2014 annual report are available at http://investor.avinc.com.

Can I receive a copy of the company's annual report on Form 10-K?

Our annual report on Form 10-K, which has been filed with the SEC for the fiscal year ended April 30, 2014, will be made available to stockholders without charge upon written request to AeroVironment, Inc., Attn: Corporate Secretary, 181 W. Huntington Dr., Suite 202, Monrovia, California 91016.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How can I view or request copies of the company's corporate documents and SEC filings?

The company's website contains the company's Corporate Governance Guidelines, board committee charters and Code of Business Conduct and Ethics and the company's SEC filings. To view these documents, go to www.avinc.com, click on "Investors" and click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the company's directors and executive officers, go to www.avinc.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the board committee charters and the Code of Business Conduct and Ethics to any stockholder requesting a copy. Requests should be directed to AeroVironment, Inc., Attn: Corporate Secretary, 181 W. Huntington Dr., Suite 202, Monrovia, California 91016.

How do I attend the annual meeting?

The annual meeting will be held on October 17, 2014 at 10:00 a.m., local time, in the Grand Ballroom of the Courtyard by Marriott in Monrovia, 700 West Huntington Drive, Monrovia, CA 91016. When you arrive, signs will direct you to the appropriate room. Please note that the doors to the meeting room will not be open until 9:30 a.m. You must be prepared to present valid government-issued photo identification, such as a driver's license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the annual meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your account statement showing that you owned our stock as of August 25, 2014, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. You do not need to attend the annual meeting to vote. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed herein.

What is the quorum requirement for holding the annual meeting?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business.

Who can vote?

Holders of record of common stock at the close of business on August 25, 2014 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote on all matters properly brought before the meeting. On August 25, 2014, the record date for the annual meeting, there were 23,356,556 shares of common stock outstanding. There are no other voting securities of the company outstanding.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the difference between holding shares as a holder of record and as a beneficial owner?

If at the close of business on August 25, 2014, the record date for the annual meeting, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If that organization is not given specific direction, shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting.

Under the rules of Nasdaq, unless you give voting instructions to your broker or bank, your shares will not be voted at the meeting. Although your bank or broker is normally able to vote your shares with respect to certain "discretionary" items without instructions from you, it is not able to vote your shares with respect to the election of directors, the advisory vote to approve the compensation of our Named Executive Officers or the advisory vote on the stockholder proposal to declassify the board at the annual meeting. Accordingly, if you do not give instructions to your custodian, your shares will not be voted with respect to these matters because the bank or brokerage firm will not have authority to vote them on your behalf.

Brokers are not permitted to vote your shares with respect to the election of directors, the advisory vote on executive compensation or the advisory vote on the stockholder proposal seeking declassification of the board, without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.

How do I vote my shares?

You may vote your shares using one of the following methods:

•

Over the internet. If you have access to the internet, by submitting the proxy following the instructions included on your proxy card for voting over the internet.

•

By telephone. You can vote by calling a toll-free telephone number listed on the proxy card. Please refer to your proxy card for instructions on voting by phone.

•

By mail. You may vote your shares by completing, signing and mailing the proxy card included with your proxy materials. Please refer to your proxy card for instructions on voting by mail.

•

In person at the annual meeting. Stockholders are invited to attend the annual meeting and vote in person at the annual meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the meeting.

A control number, located on the instruction sheet attached to the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card.

Can I change my vote?

Yes. You may revoke the proxy at any time prior to its use by:

•

delivering a written notice to the Corporate Secretary of the company, mailed to the company's principal executive office at 181 W. Huntington Dr., Suite 202, Monrovia, California 91016;

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

•

executing and submitting a later-dated proxy;

•

re-voting your shares by telephone or on the internet; or

•

attending the annual meeting and voting in person.

Only the latest validly executed proxy that you submit will be counted.

What vote is required to approve each of the proposals?

•

Proposal 1—Election of directors: Directors will be elected on a plurality basis and the two nominees receiving the highest number of FOR votes will be elected as directors. Notwithstanding the foregoing, pursuant to the company's Corporate Governance Guidelines, if a director nominee is not elected by a majority of votes cast, he has agreed to submit a letter of resignation to the board. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject any such resignation, or whether other action should be taken and the board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee. Withholdings will be counted as present for the purposes of determining a quorum but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 2—Approval by advisory vote of the compensation of the Named Executive Officers: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 3—Ratification of selection of independent registered public accounting firm: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 4—Advisory vote on the stockholder proposal seeking declassification of the board of directors: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

What are the recommendations of the board of directors?

The board of directors recommends that you vote your shares on your proxy card:

•

FOR the election of directors nominated herein;

•

FOR the advisory vote to approve the compensation of the Named Executive Officers;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015; and

•

AGAINST the advisory vote on the stockholder proposal seeking declassification of the board of directors.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What if I do not specify how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the internet) how you want to vote your shares, your shares will be voted:

•

FOR the election of directors nominated herein;

•

FOR the approval on an advisory basis of the compensation of our Named Executive Officers;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015;

•

AGAINST the advisory vote on the stockholder proposal seeking declassification of the board of directors; and

•

with respect to any other business which may properly come before the annual meeting or any adjournments or postponements thereof, in accordance with the best judgment of the designated proxy holders.

If you are a beneficial owner of shares and do not specify how you want to vote, your shares may not be voted by the record holder and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Is cumulative voting allowed for the election of directors?

No. You may not cumulate your votes for the election of directors.

What is the effect of an "ABSTAIN" vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors.

What is a "broker non-vote"?

A "broker non-vote" occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any "non-routine" matters brought to a vote at a stockholder meeting.

Under the Nasdaq rules, "non-routine" matters include the election of directors, the advisory vote to approve the compensation of our Named Executive Officers and the advisory vote on the stockholder proposal to declassify the board described in this proxy statement. As such, a broker may not vote your shares with respect to the election of directors or other non-routine matters without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

When will the company announce the voting results?

We will announce preliminary voting results at the annual meeting. Final official results will be provided in a current report on Form 8-K filed with the SEC within four business days of the meeting (which will be available at www.sec.gov and www.avinc.com).

How are the proxies solicited and what is the cost?

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

What is householding?

Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in a stockholder's household. Additionally, you may have notified us that multiple stockholders share an address and thus you requested to receive only one copy of our proxy statement and annual report. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department at (626) 357-9983 ×4245 or by mail addressed to Investor Relations, AeroVironment, Inc. 181 W. Huntington Dr., Suite 202, Monrovia, California 91016, requesting such copies. If a stockholder is receiving multiple copies of our proxy statement and annual report at the stockholder's household and would like to receive a single copy of the proxy statement and annual report for a stockholder's household in the future, stockholders should contact their broker, or other nominee record holder to request mailing of a single copy of the proxy statement and annual report. Stockholders receiving multiple copies of these documents directly from us, and who would like to receive single copies in the future, should contact our investor relations department to make such a request.

How do I submit a proposal for action at next year's annual meeting?

Stockholder Proposals for Inclusion in Next Year's Proxy Statement.    Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in the proxy statement relating to our 2015 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than May 19, 2015 (120 calendar days prior to the anniversary of the date of the proxy statement for our 2014 annual meeting was released to stockholders) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting. However, in the event that the date of our 2015 annual meeting is more than 30 days before or after the anniversary of our 2014 annual meeting, a stockholder proposal will be timely if received at our principal executive offices a reasonable time before we begin to print and send our proxy materials for the 2015 meeting.

Stockholder Proposals for Presentation at Next Year's Annual Meeting.    If a stockholder wishes to present a proposal, including a director nomination, at our 2015 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to our Corporate Secretary prior to the deadline for such meeting determined in accordance with our bylaws. Our bylaws require notice with respect to the 2015 annual meeting between June 19, 2015 (120 calendar

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

days prior to the anniversary of our 2014 annual meeting) and July 19, 2015 (90 calendar days prior to the anniversary of our 2014 annual meeting). However, in the event that the date of the 2014 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2014 annual meeting, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2015 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2015 annual meeting or (2) the 10th day following the earlier of (a) the day on which notice of the 2015 annual meeting was mailed or (b) the date on which public announcement of the date of the 2015 annual meeting is first made by the company. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2015 annual meeting. In addition, our bylaws include other requirements for nomination of candidates for director and proposals of other business.

Could any additional proposals be raised at the 2014 annual meeting of stockholders?

The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

It is important that proxies be returned promptly. Stockholders are urged to date and sign the proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

If stockholders have any questions or require any assistance with voting your shares, please contact the company's corporate secretary.

ON BEHALF OF THE BOARD OF DIRECTORS

Timothy E. Conver Chairman and Chief Executive Officer
Monrovia, California August 28, 2014

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Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Proposal 1. To elect the board of directors' two nominees as directors: O Joseph F. Alibrandi O Stephen F. Page Proposal 2. Advisory vote on executive compensation: Proposal 3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm: Proposal 4. Advisory vote on stockholder proposal to declassify the board of directors: The undersigned hereby revokes any other proxy to vote at the annual meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 28, 2014 relating to the annual meeting. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF AEROVIRONMENT, INC. October 17, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. A VOTE FOR PROPOSALS 1, 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS. A VOTE AGAINST PROPOSAL 4 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20233030000000001000 3 101714 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.avinc.com MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

0 14475 AEROVIRONMENT, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, a stockholder of AeroVironment, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Jikun Kim and Douglas E. Scott, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of the Company, to be held on October 17, 2014, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows: (Continued and to be signed on the reverse side)